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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM N-1A

                   REGISTRATION STATEMENT (NO. 2-14336) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        /X/
                        POST-EFFECTIVE AMENDMENT NO. 87                      /X/
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 90

                          VANGUARD/WINDSOR FUNDS, INC.
                      (FORMERLY, THE WINDSOR FUNDS, INC.)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.

       IT IS PROPOSED THAT THIS REGISTRATION STATEMENT BECOME EFFECTIVE:

          on February 28, 1996 pursuant to paragraph (b) of Rule 485.



     REGISTRANT ELECTS TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24(F)(2) NOTICE FOR THE YEAR ENDED OCTOBER 31, 1995, ON NOVEMBER 17, 1995.


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

                             CROSS REFERENCE SHEET


 FORM N-1A
ITEM NUMBER                                                           LOCATION IN PROSPECTUS
   Item 1.    Cover Page..................................  Cover Page
   Item 2.    Synopsis....................................  Not Applicable
   Item 3.    Condensed Financial Information.............  Financial Highlights
   Item 4.    General Description of Registrant...........  Investment Objective; Investment
                                                            Limitations; Investment Policies;
                                                            General Information
   Item 5.    Management of the Fund......................  Directors and Officers of the Fund;
                                                            Management of the Fund
   Item 6.    Capital Stock and Other Securities..........  Opening an Account and Purchasing
                                                            Shares; Selling Your Shares; The
                                                            Fund's Share Price; Dividends,
                                                            Capital Gains and Taxes; General
                                                            Information
   Item 7.    Purchase of Securities Being Offered........  Cover Page; Opening an Account and
                                                            Purchasing Shares
   Item 8.    Redemption or Repurchase....................  Selling Your Shares
   Item 9.    Legal Proceedings...........................  Not Applicable



 FORM N-1A                                                            LOCATION IN STATEMENT
ITEM NUMBER                                                         OF ADDITIONAL INFORMATION
  Item 10.    Cover Page..................................  Cover Page
  Item 11.    Table of Contents...........................  Cover Page
  Item 12.    General Information and History.............  Investment Objectives and Policies;
  Item 13.    Investment Objective and Policies...........  Investment Objectives and Policies;
                                                            Investment Limitations
  Item 14.    Management of the Fund......................  Management of the Fund
  Item 15.    Control Persons and Principal Holders
              of Securities...............................
                                                            Management of the Company
  Item 16.    Investment Advisory and Other Services......  Management of the Company
  Item 17.    Brokerage Allocation........................  Not Applicable
  Item 18.    Capital Stock and Other Securities..........  Financial Statements
  Item 19.    Purchase, Redemption and Pricing
              of Securities Being Offered.................
                                                            Purchase of Shares; Redemption of
                                                            Shares, Dividends, Capital Gains and Taxes
  Item 20.    Tax Status..................................  (Prospectus)
  Item 21.    Underwriters................................  Not Applicable
  Item 22.    Calculations of Performance Data............
  Item 23.    Financial Statements........................  Financial Statements

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--------------------------------------------------------------------------------
VANGUARD
WINDSOR
 FUND
[LOGO]                                        A Series of Vanguard/Windsor Funds
                                              and A Member of The Vanguard Group

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--------------------------------------------------------------------------------


PROSPECTUS -- FEBRUARY 28, 1996

--------------------------------------------------------------------------------

NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT -- 1-800-662-2739
(CREW)
--------------------------------------------------------------------------------


INVESTMENT            Vanguard/Windsor Fund (the "Fund") is an open-end
OBJECTIVE AND         diversified investment company that seeks to provide
POLICIES              long-term growth of capital and income by investing
                      primarily in common stocks. The Fund's secondary objective is to provide current income. There can be no assurance that the Fund will achieve these objectives. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.



                      The Fund is an independent series of Vanguard/Windsor Funds, Inc. (the "Company"). The Company is currently offering shares of two series. This Prospectus relates to the Vanguard/Windsor Fund series only.

--------------------------------------------------------------------------------


OPENING AN            Currently, shares of the Fund are not being offered or
ACCOUNT               sold to new investors. Current shareholders of the Fund
                      may make additional investments of up to $25,000 during calendar year 1996. See "Opening an Account and Purchasing
                      Shares" for additional information.


                      The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, the Fund incurs expenses for investment advisory, management, administrative, and distribution services.
--------------------------------------------------------------------------------


ABOUT THIS            This Prospectus is designed to set forth concisely the
PROSPECTUS            information you should know about the Fund before you
                      invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. This Statement is dated February 28, 1996, and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund or by calling the Investor Information Department.

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                  Page                                        Page                                         Page
Fund Expenses ....................  2      Investment Limitations ............  8                 SHAREHOLDER GUIDE
Financial Highlights .............  2      Management of the Fund ............  9     Opening an Account and
Yield and Total Return ...........  3      Investment Adviser ................  9       Purchasing Shares ................. 15
                                           Performance Record ................ 11     When Your Account Will Be Credited .. 18
         FUND INFORMATION                  Dividends, Capital Gains                   Selling Your Shares ................. 18
Investment Objectives ............  4        and Taxes ....................... 12     Exchanging Your Shares .............. 20
Investment Policies ..............  4      The Share Price of The Fund ....... 13     Important Information about
Investment Risks .................  4      General Information ............... 13       Telephone Transactions ............ 21
Who Should Invest ................  5                                                 Transferring Registration ........... 22
Implementation of Policies .......  6                                                 Other Vanguard Services ............. 22



--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FUND EXPENSES         The following table illustrates ALL expenses and fees that you would incur as a shareholder of the Fund. The expenses and fees set forth in the table are for the 1995 fiscal year.



                                                   SHAREHOLDER TRANSACTION EXPENSES
                           ---------------------------------------------------------------------------------
                           Sales Load Imposed on Purchases........................................      None
                           Sales Load Imposed on Reinvested Dividends.............................      None
                           Redemption Fees........................................................      None
                           Exchange Fees..........................................................      None
                                                    ANNUAL FUND OPERATING EXPENSES
                           ---------------------------------------------------------------------------------
                           Management & Administrative Expenses...................................      0.20%
                           Investment Advisory Fees...............................................      0.22
                           12b-1 Fees.............................................................      None
                           Other Expenses
                             Distribution Costs..........................................     0.02%
                             Miscellaneous Expenses......................................     0.01
                                                                                             -----
                           Total Other Expenses...................................................      0.03
                                                                                                       -----
                                    TOTAL OPERATING EXPENSES......................................      0.45%
                                                                                                       =====


                      The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.

                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any kind.

                        1 YEAR       3 YEARS       5 YEARS       10 YEARS
                        ------       -------       -------       --------
                          $5           $14           $25            $57

                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------


FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding throughout each period, insofar as they relate to each of the five years in the period ended October 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto which, together with the remaining portions of the Fund's 1995 Annual
                      Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1995 Annual Report to
                      Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1995 Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling our Investor Information
                      Department at 1-800-662-7447.

                                                                   YEAR ENDED OCTOBER 31,
                          --------------------------------------------------------------------------------------------------
                           1995       1994       1993       1992      1991      1990      1989      1988      1987      1986
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR.....   $14.55     $14.95     $12.37    $12.79     $9.72    $15.17    $14.13    $14.22    $13.85    $13.39
                           ------     ------     ------    ------    ------    ------    ------    ------    ------    ------
INVESTMENT OPERATIONS
  Net Investment
    Income..............      .44        .44        .37       .49       .58       .74       .71       .66       .78       .85
  Net Realized and
    Unrealized Gain
    (Loss) on
    Investments.........     1.86        .42       2.98       .50      3.55     (4.59)     1.51      2.33      (.11)     3.05
                           ------     ------     ------    ------    ------    ------    ------    ------    ------    ------
    TOTAL FROM
      INVESTMENT
      OPERATIONS........     2.30        .86       3.35       .99      4.13     (3.85)     2.22      2.99       .67      3.90
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income...     (.44)      (.37)      (.39)     (.57)     (.74)     (.75)     (.63)     (.87)     (.30)     (.85)
  Distributions from
    Realized
    Capital Gains.......     (.86)      (.89)      (.38)     (.84)     (.32)     (.85)     (.55)    (2.21)       --     (2.59)
                           ------     ------     ------    ------    ------    ------    ------    ------    ------    ------
    TOTAL
      DISTRIBUTIONS.....    (1.30)     (1.26)      (.77)    (1.41)    (1.06)    (1.60)    (1.18)    (3.08)     (.30)    (3.44)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  YEAR..................   $15.55     $14.55     $14.95    $12.37    $12.79     $9.72    $15.17    $14.13    $14.22    $13.85
=============================================================================================================================
TOTAL RETURN............    17.80%      6.35%     28.29%     9.30%    44.69%   (27.93)%   17.05%    27.01%     4.62%    29.31%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
  (Millions)............  $13,008    $11,406    $10,537    $8,250    $7,859    $5,841    $8,313    $5,920    $4,848    $4,862
Ratio of Expenses to
  Average Net Assets....      .45%*      .45%       .40%      .26%      .30%      .37%      .41%      .46%      .43%      .52%
Ratio of Net Investment
  Income to Average Net
  Assets................     3.01%      3.11%      2.68%     3.89%     4.84%     5.82%     5.07%     5.08%     4.86%     5.28%
Portfolio Turnover
  Rate..................       32%        34%        25%       32%       36%       21%       34%       24%       46%       51%



* Effective in fiscal 1995, does not include expense reductions from directed brokerage arrangements. The 1995 Ratio of Expenses to Average Net Assets is .43% after including these reductions.

--------------------------------------------------------------------------------

YIELD AND
TOTAL RETURN          From time to time the Fund may advertise its yield and
                      total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.


                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Fund is calculated daily by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Fund's securities and is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Fund to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account or the yield reported in the Fund's reports to shareholders.

--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVES

THE FUND SEEKS TO
PROVIDE LONG-TERM
GROWTH OF CAPITAL
AND INCOME            The objective of the Fund is to provide long-term growth
                      of capital and income. The Fund's secondary objective is to provide current income. There can be no assurance that the Fund will achieve these objectives.

                      These investment objectives are fundamental and so cannot be changed without the approval of a majority of the Fund's shareholders.

--------------------------------------------------------------------------------

INVESTMENT
POLICIES

THE FUND INVESTS
PRIMARILY IN
COMMON STOCKS         The Fund invests primarily in common stocks, which are
                      selected principally on the basis of fundamental investment value. Crucial to the valuation process is the relationship of a company's underlying earning power and dividend payout to the market price of its stock. The
                      Fund's holdings usually are characterized by relatively low price-earnings ratios and meaningful income yields. At the time of purchase, many of the Fund's securities are considered to be undervalued or overlooked by the market.
                      The Fund is managed without regard to tax ramifications.


                      Although the Fund invests primarily in common stocks, it may invest in money market instruments, fixed-income securities, convertible securities and other equity securities, such as preferred stock. The Fund reserves the right to hold money market instruments and fixed-income securities in whatever proportion the adviser deems appropriate for temporary defensive purposes. The Fund may also invest in stock futures contracts and options and in foreign securities to a limited extent. See "Implementation of Policies" for a description of these investment practices of the Fund.



                      The Fund is responsible for voting the shares of all securities it holds.


                      The investment policies of the Fund are not fundamental and so may be changed by the Board of Directors without shareholder approval.
--------------------------------------------------------------------------------

INVESTMENT RISKS

THE FUND IS SUBJECT
TO MARKET RISK        As a mutual fund investing primarily in common stocks, the
                      Fund is subject to MARKET RISK -- i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market has tended to be cyclical, with periods when common stock prices generally rise and periods when prices generally decline.


                      To illustrate the volatility of stock prices, the following table sets forth the extremes for stock market returns as well as the average return for the period from 1926 to 1995, as measured by the Standard & Poor's 500 Composite Stock Price Index.



                          AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1995)
                                       OVER VARIOUS TIME HORIZONS
                                    1 YEAR     5 YEARS     10 YEARS     20 YEARS
                                    ------     -------     --------     --------
                        Best        +53.9 %    +23.9 %      +20.1 %      +16.9 %
                        Worst       -43.3      -12.5        - 0.9        + 3.1
                        Average     +12.5      +10.3        +10.7        +10.7



                      As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.7% for all 10-year periods from 1926 to 1995.

                      While this average return can be used as a guide for setting reasonable expectations for future stock market returns, it may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.

                      This table of U.S. stock market returns should not be viewed as a representation of future returns for the Fund or the U.S. stock market. The illustrated returns represent historical investment performance, which may be a poor guide to future returns. Also, stock market indexes such as the S&P 500 are based on unmanaged portfolios of securities before transaction costs and other expenses. Such costs will reduce the relative investment performance of the Fund and other "real world" portfolios. Finally, the Fund is likely to differ in portfolio composition from broad stock market averages, and so the Fund's performance should not be expected to mirror the returns provided by a specific index.

THE FUND IS ALSO
SUBJECT TO
MANAGER RISK          The investment adviser manages the Fund according to the
                      traditional methods of "active" investment management,
                      which involve the buying and selling of securities based
                      upon economic, financial and market analysis and
                      investment judgment. MANAGER RISK refers to the
                      possibility that the Fund's investment adviser may fail to execute the Fund's investment strategy effectively. As a
                      result, the Fund may fail to achieve its stated objective.
--------------------------------------------------------------------------------

WHO SHOULD
INVEST

LONG-TERM INVESTORS
SEEKING GROWTH OF
CAPITAL AND INCOME    The Fund is intended for investors who are seeking growth
                      of capital and income. Although the Fund's secondary objective is to provide current income, investors should not consider the Fund a substitute for fixed-income investments. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs, the Fund has adopted the following policies. The
                      Fund reserves the right to reject any purchase request
                      (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund has adopted exchange privilege limitations as described in the section
                      "Exchange Privilege Limitations." Finally, the Fund reserves the right to suspend the offering of its shares.

                      No assurance can be given that the Fund will attain its objectives or that shareholders will be protected from the risk of loss that is inherent in equity investing. Investors may wish to reduce the potential risk of investing in the Fund by purchasing shares on a regular, periodic basis (dollar-cost averaging) rather than making an investment in one lump sum.

                      Investors should not consider the Fund a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics -- including common stocks, bonds and money market instruments. Investors may also wish to complement an investment in the Fund with other types of common stock investments.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES

THE FUND MAY INVEST
IN SHORT-TERM FIXED
INCOME SECURITIES     In addition to investing primarily in equity securities,
                      the Fund follows a number of additional investment practices to achieve its objectives.

                      Although it normally seeks to remain substantially fully invested in equity securities, the Fund may invest in certain short-term fixed income securities. Such securities may be used temporarily to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporarily defensive position against a potential stock market decline. No more than 35% of the Fund's assets will be committed to short-term fixed income securities for purposes other than taking a temporary defensive position. These securities include: obligations of the United States government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities. In addition, the Fund may, on occasion, invest a small portion of its assets in bonds with ratings below investment grade when selected issues are believed to offer prospective returns competitive with equity securities.

                      A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller -- a U.S. commercial bank or recognized U.S. securities dealer -- sells securities to the Fund and agrees to repurchase the securities at the Fund's cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Fund will have a total value equal to or in excess of the value of the repurchase agreement, and will be held by the Fund's Custodian Bank until repurchased.


THE FUND MAY INVEST
IN SECURITIES OF
FOREIGN ISSUERS       The Fund may invest up to 20% of its assets in foreign
                      securities and may engage in currency transactions with respect to such investments. Securities of foreign issuers may trade in U.S. or foreign securities markets.
                      Securities of foreign issuers may involve investment risks that are different from those of domestic issuers. Such risks include the effect of foreign economic policies and conditions, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental restrictions on foreign debt issuers.
                      There may also be less publicly available information about a foreign issuer than a domestic issuer of securities. Foreign issuers are generally not subject to the uniform accounting, auditing and financial reporting standards that apply to domestic issuers. Foreign debt markets may be characterized by lower liquidity, greater price volatility, and higher transactions costs.
                      Additionally, it may be difficult to obtain or enforce a legal judgment in a foreign court.



THE FUND MAY LEND
ITS SECURITIES        The Fund may lend its investment securities to qualified
                      institutional investors for either short-term or long-term periods for the purpose of realizing additional income.
                      Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

BORROWING             The Fund may borrow money, subject to the restrictions
                      described below in Investment Limitations, for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities.

PORTFOLIO TURNOVER IS
NOT EXPECTED TO
EXCEED 100%           Although it generally seeks to invest for the long term,
                      the Fund retains the right to sell securities irrespective of how long they have been held. It is anticipated that the annual portfolio turnover of the Fund will not exceed
                      100%. A turnover rate of 100% would occur, for example, if all of the securities of the Fund were replaced within one year.


DERIVATIVE
INVESTING
                      Derivatives are instruments whose values are linked to or derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.



THE FUND MAY INVEST
IN DERIVATIVE
SECURITIES
                      The Fund may invest in futures contracts and options, but only to a limited extent. Specifically, the Fund may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.



                      Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index. While futures contracts and options can be used as leveraged investments, the Fund may not use futures or options transactions to leverage its net assets.



                      For example, in order to remain fully invested in stocks while maintaining liquidity to meet potential shareholder redemptions, the Fund may invest a portion of its assets in a stock futures contract. Because futures contracts only require a small initial margin deposit, the Fund would then be able to maintain a cash reserve for potential redemptions, while at the same time remaining fully invested. Also, because the transaction costs of futures and options may be lower than the costs of investing in stocks directly, it is expected that the use of futures contracts and options may reduce the Fund's total transaction costs.



                      The Fund may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Fund's stock holdings.

FUTURES CONTRACTS
AND OPTIONS POSE
CERTAIN RISKS
                      The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by the Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.



                      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, the Fund will segregate cash or cash equivalents in the amount of the underlying obligation.

--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS

THE FUND HAS ADOPTED
CERTAIN FUNDAMENTAL
LIMITATIONS           The Fund has adopted certain limitations on its investment practices. Specifically, the Fund will not:

                      (a) with respect to 75% of the value of its total assets,
                          purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the total assets of the Fund would be invested in the securities of such issuer;

                      (b) invest more than 25% of its assets in any one
                          industry; and

                      (c) borrow money, except that the Fund may borrow from
                          banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the net assets of the Fund (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the net assets of the Fund, the Fund will not make any additional investments.


                      These investment limitations are considered at the time investment securities are purchased. The investment limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Fund's shareholders.

--------------------------------------------------------------------------------

MANAGEMENT OF
THE FUND

VANGUARD ADMINISTERS
AND DISTRIBUTES
THE FUND The Fund is a member of The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $180 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1995, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .31% compared to an average of 1.11% for the mutual fund industry (data provided by Lipper Analytical Services).


                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard provides distribution and marketing services to the funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------

INVESTMENT
ADVISER

WELLINGTON
MANAGEMENT
COMPANY SERVES AS
ADVISER TO THE FUND   The Fund has entered into an investment advisory agreement with Wellington Management Company ("WMC"), 75 State
                      Street, Boston, MA 02109, under which WMC manages the investment and reinvestment of Vanguard/Windsor Fund's assets and continuously reviews, supervises and administers the Fund's investment program. WMC discharges its responsibilities subject to the control of the Officers and Directors of the Fund.


                      WMC is a professional investment counseling firm which globally provides investment services to investment companies, institutions, and individuals. Among the clients of WMC are more than 10 investment companies of The Vanguard Group. As of December 31, 1995, WMC held investment management authority with respect to more than $108 billion of assets. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1931 and to investment counseling clients since 1960.

                      Charles T. Freeman, Senior Vice President of WMC serves as portfolio manager of the Fund. Mr. Freeman joined WMC in 1969 and served as assistant portfolio manager of the Fund until his appointment as portfolio manager in January of 1996. Mr. Freeman is supported by research and other investment services provided by the professional staff of WMC.



                      John B. Neff, the Fund's previous portfolio manager, retired from WMC effective December 31, 1995, after 31 years of service as the Fund's portfolio manager. Mr. Neff serves as an adviser to WMC and continues to work with the firm's investment professionals, including the portfolio managers of all Vanguard funds for which WMC serves as adviser.



                      WMC earns a basic advisory fee, calculated by applying the following annual percentage rates to the average month-end net assets of the Fund:


                                                                               ANNUAL
                                                     NET ASSETS                 RATE
                                          ---------------------------------    ------
                                          First $200 million                   .350%
                                          Next $250 million                    .275%
                                          Next $300 million                    .200%
                                          Assets in excess of $750 million     .150%


                      The basic fee paid to the Adviser may be increased or decreased by applying an adjustment based on the Fund's investment performance. Such formula provides for an increase or decrease of the basic fee in an amount equal to .10% per annum (.025% per quarter) of the average month-end net assets of the Fund if the Fund's investment performance for the thirty-six months preceding the end of the quarter is twelve percentage points or more above or below, respectively, the investment record of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index") for the same period; or by an amount equal to .05% per annum (.0125% per quarter) if the Fund's investment performance for such thirty-six months is six or more but less than twelve percentage points above or below, respectively, the investment record of the S&P Index for the same period.



                      During the fiscal year ended October 31, 1995, the total advisory fees paid by the Fund to WMC represented an effective annual rate of .16% of the Fund's average net assets before an increase of .06% based upon the investment performance.


                      The investment advisory agreement authorizes WMC to select brokers or dealers to execute purchases and sales of the Fund's portfolio securities, and directs the adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions. The full range and quality of brokerage services available are considered in making these determinations.

                      The Fund has authorized WMC to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the adviser believes this to be in the best interest of the Fund. Although the Fund does not market its shares through intermediary brokers or dealers, the Fund may place orders with qualified broker-dealers who recommend the Fund to clients if the

                      Officers of the Fund believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                      The Fund's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days' prior written notice to shareholders of the Fund, which shall include substantially the information concerning the adviser that would have normally been included in a proxy statement.
--------------------------------------------------------------------------------


PERFORMANCE
RECORD The table below provides investment results for the Fund for several periods throughout the Fund's lifetime. The results shown represent the Fund's "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends, annualized for the indicated periods. Also included is comparative information with respect to the unmanaged Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity, and the Consumer Price Index, a statistical measure of changes in the prices of goods and services. The table does not make any allowance for federal, state or local income taxes which shareholders must pay on a current basis.


                      The results shown should not be considered a representation of the total return from an investment made in the Fund today. This information is provided to help investors better understand the Fund and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.


                                     AVERAGE ANNUAL RETURN FOR VANGUARD/WINDSOR FUND
                                                            PERCENTAGE INCREASE
                                                --------------------------------------------
                             FISCAL PERIODS     VANGUARD/WINDSOR     S&P 500      CONSUMER
                             ENDED 10/31/95           FUND            INDEX      PRICE INDEX
                             --------------     ----------------     -------     -----------
                             3 Years                  +17.1%          +14.7%         +2.7%
                             5 Years                  +20.5           +17.2          +2.8
                             10 Years                 +13.9           +15.4          +3.5
                             20 Years                 +17.3           +14.3          +5.3
                             Lifetime*                +13.0           +10.8          +4.6
                             * October 23, 1958 to October 31, 1995. Data for the Consumer
                               Price Index begins October 31, 1958.


--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL
GAINS AND TAXES

THE FUND PAYS
SEMI-ANNUAL
DIVIDENDS AND
AND CAPITAL GAINS
ANNUALLY The Fund expects to pay dividends from ordinary income semi-annually. Capital gains distributions, if any, will be made annually.

                      In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

                      Dividend and capital gains distributions may be automatically reinvested or received in cash. See "Choosing a Distribution Option" for a description of these distributions methods.

                      The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Fund from domestic (U.S.) sources.

                      Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Fund realizes net capital losses.

                      Note that if you accept capital gains distributions in cash instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Fund. Also, keep in mind that if you purchase shares in the Fund shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                      The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

A CAPITAL GAIN OR
LOSS MAY BE REALIZED
UPON EXCHANGE
OR REDEMPTION         A sale of shares of the Fund is a taxable event and may
                      result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

                      Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                      The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Employer Identification number and certifying that you are not subject to backup withholding.

                      The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Fund are exempt from Pennsylvania personal property taxes.

                      The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund. The Fund is managed without regard to tax ramifications.
--------------------------------------------------------------------------------


THE SHARE PRICE
OF THE FUND           The Fund's share price or "net asset value" per share is
                      determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the number of outstanding shares of the Fund. Net asset value is determined as of the regular close of the New
                      York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the exchange is open for trading.



                      Portfolio securities that are listed on a securities exchange are valued at the latest quoted sales prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange and which are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Short-term instruments (those with remaining maturities of 60 days or less) are valued at cost, plus or minus any amortized discount or premium, which approximates market. Other assets and securities for which market quotations are not readily available or which are restricted as to sale are valued by such methods as the Board of Directors deems in good faith to reflect fair value. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.



                      The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard.

--------------------------------------------------------------------------------


GENERAL
INFORMATION           The Company is a Maryland corporation. The Articles of
                      Incorporation permit the Directors to issue 2,200,000,000 shares of common stock, with a one cent par value. The
                      Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently the Company is offering shares of two series.

                      The shares of each series of the Company are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Company if requested in writing by the holders of not less than 10% of the outstanding shares of the Company.

                      All securities and cash are held by State Street Bank and Trust Company, Boston, MA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN
ACCOUNT AND
PURCHASING
SHARES Currently, shares of the Fund are not being offered or sold to new investors. Current shareholders of the Fund may make additional investments, but the aggregate amount of such investments made during the calendar year may not exceed $25,000.

                      Regular annual contributions to existing Vanguard/Windsor Fund retirement accounts are being accepted. For IRAs, you may make annual contributions up to the applicable tax law limit ($2,000), as well as asset transfers and rollovers, but the total of such purchases may not exceed $25,000. For other retirement plans, total purchases generally may not exceed $25,000. However, annual contributions to retirement plans sponsored by Vanguard may be higher if permitted under the tax laws.

                      Because of the risks associated with common stock investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Consequently the Fund reserves the right to reject any specific purchase (or exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.


                      Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to The Vanguard Group-22.


                      The Fund's shares are purchased at the next-determined net asset value after your investment has been received. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

ADDITIONAL
INVESTMENTS           Subsequent investments by current shareholders may be made only by mail ($100 minimum), wire ($1,000 minimum),
                      exchange from another Vanguard Fund account, or Vanguard
                      Fund Express.
--------------------------------------------------------------------------------

PURCHASING BY MAIL    Additional investments should include the Invest-by-Mail
                      remittance form attached to your Fund confirmation statement. Please make your check payable to The Vanguard
                      Group-22, write your account number on your check and, using the return envelope provided, mail to the address indicated on the Invest-by-Mail form. Do not send registered or express mail to the post office box address.

                      If you do not have a business reply envelope, mail your request to VANGUARD FINANCIAL CENTER, VANGUARD/WINDSOR FUND, P.O. BOX 2600, VALLEY FORGE, PA 19482. For express or registered mail, send your request to Vanguard Financial Center, Vanguard/Windsor Fund, 455 Devon Park Drive, Wayne, PA 19087.
--------------------------------------------------------------------------------

PURCHASING BY WIRE
Money should be
wired to:

BEFORE WIRING
Please contact
Client Services
(1-800-662-2739)                  CORESTATES BANK, N.A.
                                  ABA 031000011
                                  CORESTATES NO 0101 9897
                                  ATTN VANGUARD
                                  VANGUARD/WINDSOR FUND
                                  ACCOUNT NUMBER
                                  ACCOUNT REGISTRATION

                      To assure proper receipt, please be sure your bank includes the Fund name, the account number Vanguard has assigned to you and the eight-digit CoreStates number.
                      Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.
--------------------------------------------------------------------------------

PURCHASING BY
EXCHANGE (from a
Vanguard account)     Current shareholders may purchase additional shares of the
                      Fund by exchange from an existing Vanguard account. (As
                      explained on page 5, however, the Fund reserves the right
                      to refuse any exchange purchase request.) Please call our
                      Client Services Department at 1-800-662-2739.
--------------------------------------------------------------------------------


PURCHASING BY
FUND EXPRESS

Special Purchase and
Automatic Investment  The Fund Express Special Purchase option lets you move money from your bank account to your Vanguard account at your request. Or, if you choose the Automatic Investment option, money will be moved from your bank account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly or yearly) you select. To establish these Fund Express options, please call 1-800-662-7447 for a Fund Express application. We will send you a confirmation of your Fund Express service; please wait three weeks before using the service.

--------------------------------------------------------------------------------

CHOOSING A
DISTRIBUTION
OPTION                You must select one of three distribution options:

                      1. AUTOMATIC REINVESTMENT OPTION -- Both dividends and
                         capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

                      2. CASH DIVIDEND OPTION -- Your dividends will be paid in
                         cash and your capital gains will be reinvested in additional Fund shares.

                      3. ALL CASH OPTION -- Both dividend and capital gains
                         distributions will be paid in cash.

                      You may change your option by calling our Client Services Department (1-800-662-2739).

                      In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
--------------------------------------------------------------------------------

TAX CAUTION

INVESTORS SHOULD ASK
ABOUT THE TIMING OF
CAPITAL GAINS AND
DIVIDEND DISTRIBUTIONS
BEFORE INVESTING      Under federal tax laws, the Fund is required to distribute net capital gains and dividend income to Fund shareholders. These distributions are made to all shareholders who own Fund shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Fund shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.

                      Prospective investors should, therefore, inquire about potential distributions before investing. The Fund's annual capital gains distribution normally occurs in December, while income dividends are generally paid semi-annually in June and December. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."
--------------------------------------------------------------------------------

IMPORTANT ACCOUNT
INFORMATION

ESTABLISHING OPTIONAL
SERVICES The easiest way to establish optional Vanguard services on your account is to select the options you desire when you complete your Account Registration Form. IF YOU WISH TO ADD SHAREHOLDER OPTIONS LATER, YOU MAY NEED TO PROVIDE VANGUARD WITH ADDITIONAL INFORMATION AND A SIGNATURE GUARANTEE. PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) FOR FURTHER ASSISTANCE.

SIGNATURE GUARANTEES  For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantors that Vanguard deems acceptable. A SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES          Share certificates will be issued upon request. If a
                      certificate is lost, you may incur an expense to replace it.

BROKER-DEALER
PURCHASES             If you purchase shares in Vanguard Funds through a
                      registered broker-dealer or investment adviser, the broker-dealer or investment adviser may charge a service fee.

CANCELLING TRADES     The Fund will not cancel any trade (e.g., purchase,
                      exchange or redemption) believed to be authentic, received in writing or by telephone, once the trade request has been received.

ELECTRONIC PROSPECTUS
DELIVERY If you would prefer to receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format, please call 1-800-231-7870 for additional information. If you elect to do so, you may also receive a paper copy of the prospectus, by calling 1-800-662-7447.
--------------------------------------------------------------------------------

WHEN YOUR
ACCOUNT WILL
BE CREDITED           Your trade date is the date on which your account is
                      credited. If your purchase is made by check, Federal Funds wire or exchange, and is received by the regular close of the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the date of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

                      In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
--------------------------------------------------------------------------------


SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at any time. You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order.

--------------------------------------------------------------------------------

SELLING BY MAIL       Requests should be mailed to VANGUARD FINANCIAL CENTER,
                      VANGUARD/WINDSOR FUND, P.O. BOX 1120, VALLEY FORGE, PA
                      19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard/Windsor Fund, 455
                      Devon Park Drive, Wayne, PA 19087.)

                      The redemption price of shares will be the Fund's net asset value next determined after Vanguard has received all required documents in Good Order.
--------------------------------------------------------------------------------

DEFINITION OF
GOOD ORDER            GOOD ORDER means that the request includes the following:

                      1. The account number and Fund name.
                      2. The amount of the transaction (specified in dollars or
                         shares).
                      3. Signatures of all owners exactly as they are registered on the account.
                      4. Any required signature guarantees.
                      5. Other supporting legal documentation that might be
                         required, in the case of estates, corporations, trusts, and certain other accounts.
                      6. Any certificates that you hold for the account.

                      IF YOU HAVE ANY QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT AT 1-800-662-2739.
--------------------------------------------------------------------------------


SELLING BY TELEPHONE  To sell shares by telephone, you or your pre-authorized representative may call our Client Services Department at 1-800-662-2739. The proceeds will be sent to you by mail. PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 10 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone, by Vanguard Online or, in writing, without the signatures of all account owners. Please see also "Important Information About Telephone Transactions."

--------------------------------------------------------------------------------

SELLING BY
FUND EXPRESS

Automatic Withdrawal
& Special Redemption  If you select the Fund Express AUTOMATIC WITHDRAWAL option, money will be automatically moved from your Vanguard Fund account to your bank account according to the schedule you have selected. The SPECIAL REDEMPTION option lets you move money from your Vanguard account to your bank account on your request. To establish Fund Express, call our Investor Information Department at 1-800-662-7447 for a Fund Express application.
--------------------------------------------------------------------------------

SELLING BY EXCHANGE   You may sell shares of the Fund by making an exchange into another Vanguard Fund account. Please see "Exchanging Your
                      Shares" for details.
--------------------------------------------------------------------------------

IMPORTANT REDEMPTION
INFORMATION           Shares purchased by check or Fund Express may be redeemed
                      at any time. However, your redemption proceeds will not be paid until payment for the purchase is collected, which
                      may take up to ten calendar days.
--------------------------------------------------------------------------------

DELIVERY OF
REDEMPTION PROCEEDS   If you choose to close your Vanguard/Windsor account
                      through a redemption, you will not be able to open another account at a later date, since Windsor Fund is currently closed to new investors. But, if you choose to close your account through an exchange to another Vanguard portfolio, your account can be reopened for up to one year.

                      Redemption requests received by telephone prior to the regular close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

                      Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.


                      Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as described above in Important Redemption Information.


                      If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                      The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                      If the Board of Directors determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.
--------------------------------------------------------------------------------

VANGUARD'S AVERAGE
COST STATEMENT        If you make a redemption from a qualifying account,
                      Vanguard will send you an Average Cost Statement which provides you with the tax basis of the shares you redeemed. Please see "Statements and Reports" for additional information.

--------------------------------------------------------------------------------


LOW BALANCE
FEE AND
MINIMUM ACCOUNT
BALANCE
REQUIREMENT           Due to the relatively high cost of maintaining smaller
                      accounts, the Fund will automatically deduct a $10 annual fee from non-retirement accounts with balances falling below $2,500 ($1,000 for Uniform Gifts/Transfers to Minors
                      Act accounts). This fee deduction will occur mid-year, beginning in 1996. The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000.
                      In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount. If at any time your total investment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.



                      Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Fund's net asset value).

--------------------------------------------------------------------------------

EXCHANGING
YOUR SHARES           Should your investment goals change, you may exchange your shares of Vanguard/Windsor Fund for those of other available Vanguard Funds.

EXCHANGING BY
TELEPHONE

Call Client Services
(1-800-662-2739)      When exchanging shares by telephone, please have ready the
                      Fund name, account number, Social Security number or Employer Identification number listed on the account, and the exact name and address in which the account is registered. Only the registered shareholder, or his or her pre-authorized representative, may complete such an exchange. Requests for telephone exchanges received prior to the close of trading on the New York Stock Exchange
                      (generally 4:00 p.m. Eastern time) are processed at the close of business that same day. Requests received after 4:00 p.m. are processed the next business day. TELEPHONE
                      EXCHANGES ARE NOT ACCEPTED INTO OR FROM VANGUARD BALANCED
                      INDEX, VANGUARD INDEX TRUST, VANGUARD INTERNATIONAL EQUITY
                      INDEX FUND, AND VANGUARD QUANTITATIVE PORTFOLIOS. If you experience difficulty in making a telephone exchange, your exchange request may be made by regular or express mail, and it will be implemented at the closing net asset value on the date received by Vanguard provided the request is received in Good Order.

                      Please see "Important Information About Telephone Transactions" for additional important details.
--------------------------------------------------------------------------------

EXCHANGING BY MAIL    Please be sure to include on your exchange request the
                      name and account number of your current Fund, and the name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account
                      holders. Send your request to VANGUARD FINANCIAL CENTER,
                      VANGUARD/WINDSOR FUND, P.O. BOX 1120, VALLEY FORGE, PA
                      19482. (For express or registered mail, send your request
                      to Vanguard Financial Center, Vanguard/Windsor Fund, 455
                      Devon Park Drive, Wayne, PA 19087.)
--------------------------------------------------------------------------------

IMPORTANT EXCHANGE
INFORMATION           Before you make an exchange, you should consider the
                      following:

                      - Please read the Fund's prospectus before making an
                        exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                      - An exchange is treated as a redemption and a purchase;
                        therefore, you could realize a taxable gain or loss on the transaction.

                      - Exchanges are accepted only if the registrations and the
                        Taxpayer Identification numbers of the two accounts are identical.

                      - New accounts are not currently accepted in the Fund or
                        Vanguard/PRIMECAP Fund.

                      - The shares to be exchanged must be on deposit and not
                        held in certificate form.

                      - The redemption price of shares redeemed by exchange is
                        the net asset value next determined after Vanguard has received any required documents in Good Order.

                      - When opening a new account by exchange, you must meet
                        the minimum investment requirement of the new Fund. You cannot open a new account in the Fund by exchange.

                      Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, or to limit the amount of or reject any exchange, as deemed necessary, at any time.
--------------------------------------------------------------------------------

EXCHANGE
PRIVILEGE
LIMITATIONS           The Fund's exchange privilege is not intended to afford
                      shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

                      Exchange activity generally will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAYS APART) from the Fund during any twelve month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS          The ability to initiate redemptions (except wire
                      redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted.

                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                      1. SECURITY CHECK.  To request a transaction by telephone, the caller must know (i) the name of the Portfolio;
                         (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Employer Identification number listed on the account.

                      2. PAYMENT POLICY.  The proceeds of any telephone
                         redemption by mail will be made payable to the registered shareowners and mailed to the address of record, only.


                      Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account. If Vanguard fails to follow reasonable security procedures, it may be liable for any losses resulting from unauthorized or fraudulent telephone transactions on your account.

--------------------------------------------------------------------------------

TRANSFERRING
REGISTRATION          You may transfer the registration of any of your Fund
                      shares to another person, provided that the amount of each transfer equals at least $3,000 for non-retirement and
                      $2,000 for IRAs, by completing a transfer form and sending it to: VANGUARD FINANCIAL CENTER, P.O. BOX 1110, VALLEY
                      FORGE, PA 19482. The request must be in Good Order. Before mailing your request, please call our Client Services
                      Department (1-800-662-2739) for full instructions.
--------------------------------------------------------------------------------

STATEMENTS AND
REPORTS Vanguard will send you a confirmation statement each time you initiate a transaction in your account, except for checkwriting redemptions from Vanguard money market accounts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.


                      Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Portfolio Summary Statements. Please call our Client Services Department (1-800-662-2739) for information.


                      Financial reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end.
--------------------------------------------------------------------------------

OTHER VANGUARD
SERVICES For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT
DEPOSIT SERVICE       With Vanguard's Direct Deposit Service, most U.S.
                      Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account.
                      Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC
EXCHANGE SERVICE      Vanguard's Automatic Exchange Service allows you to move
                      money automatically among your Vanguard fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund, or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD
FUND EXPRESS          Vanguard's Fund Express allows you to transfer money
                      between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.


                      Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard funds. For more information, please refer to the Vanguard Fund Express brochure.


VANGUARD
DIVIDEND EXPRESS      Vanguard's Dividend Express allows you to transfer your
                      dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form, or call our Investor Information Department (1-800-662-7447) for a
                      Vanguard Dividend Express application.

VANGUARD
TELE-ACCOUNT          Vanguard's Tele-Account is a convenient, automated service that provides share price, price change and yield
                      quotations on Vanguard Funds through any TouchToneTM
                      telephone. This service also lets you obtain information
                      about your account balance, your last transaction, and
                      your most recent dividend or capital gains payment. To
                      contact Vanguard's Tele-Account service, dial
                      1-800-ON-BOARD (1-800-662-6273). A brochure offering
                      detailed operating instructions is available from our
                      Investor Information Department (1-800-662-7447).
--------------------------------------------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                                 [VANGUARD WINDSOR FUND LOGO]
                                 ---------------------------
                                 THE VANGUARD GROUP
                                   OF INVESTMENT
                                   COMPANIES
                                 Vanguard Financial Center
                                 P.O. Box 2600
                                 Valley Forge, PA 19482

                                 INVESTOR INFORMATION
                                   DEPARTMENT:
                                 1-800-662-7447 (SHIP)

                                 CLIENT SERVICES
                                   DEPARTMENT:
                                 1-800-662-2739 (CREW)

                                 TELE-ACCOUNT FOR
                                   24-HOUR ACCESS:
                                 1-800-662-6273 (ON-BOARD)

                                 TELECOMMUNICATION SERVICE
                                   FOR THE HEARING-IMPAIRED:
                                 1-800-662-2738

                                 TRANSFER AGENT:
                                 The Vanguard Group, Inc.
                                 Vanguard Financial Center
                                 Valley Forge, PA 19482


                                                                   [FLAG LOGO]

                                             [VANGUARD WINDSOR FUND LOGO]

                                         P   R   O   S   P   E   C   T   U   S

                                                   FEBRUARY 28, 1996


                                                     [THE VANGUARD GROUP LOGO]

                                  P022


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
VANGUARD
WINDSOR
  FUND
 [LOGO]
                                              A Series of Vanguard/Windsor Funds
                                              and A Member of The Vanguard Group

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


PROSPECTUS -- FEBRUARY 28, 1996

--------------------------------------------------------------------------------

FUND INFORMATION: INSTITUTIONAL PARTICIPANT SERVICES -- 1-800-523-1188
--------------------------------------------------------------------------------


INVESTMENT            Vanguard/Windsor Fund (the "Fund") is an open-end
OBJECTIVES AND        diversified investment company that seeks to provide
POLICIES              long-term growth of capital and income by investing
                      primarily in common stocks. The Fund's secondary objective is to provide current income. There can be no assurance that the Fund will achieve these objectives. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.



                      The Fund is an independent series of Vanguard/Windsor Funds, Inc. (the "Company"). The Company is currently offering shares of two series. This Prospectus relates to the Vanguard/Windsor Fund series only.

--------------------------------------------------------------------------------


IMPORTANT NOTE        This Prospectus is intended exclusively for participants
                      in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, as well as 403(b)(7) custodial accounts for non-profit educational and charitable organizations.
                      Another version of this Prospectus containing information on how to open a personal investment account with the Fund is available for individual investors. To obtain a copy of that version of the Prospectus, please call
                      1-800-662-7447.

--------------------------------------------------------------------------------

OPENING AN            The Fund is an investment option under a retirement or
ACCOUNT               savings program sponsored by your employer. The
                      administrator of your retirement plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

                      If you have any questions about the Fund, please contact Participant Services at 1-800-523-1188. If you have any questions about your plan account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
--------------------------------------------------------------------------------


ABOUT THIS            This Prospectus is designed to set forth concisely the
PROSPECTUS            information you should know about the Fund before you
                      invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. This Statement is dated February 28, 1996 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund or by calling
                      Participant Services.

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                  Page                                       Page                                     Page
Fund Expenses ....................  2      Who Should Invest ................  5      Dividends, Capital Gains
Financial Highlights .............  2      Implementation of Policies .......  6        and Taxes .................... 11
Yield and Total Return ...........  3      Investment Limitations ...........  8      The Share Price of The Fund .... 12
Investment Objectives ............  4      Management of the Fund ...........  8      General Information ............ 12
Investment Policies ..............  4      Investment Adviser ...............  9                SERVICE GUIDE
Investment Risks .................  4      Performance Record ............... 11      Participating in Your Plan ..... 14


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FUND EXPENSES         The following table illustrates ALL expenses and fees that a shareholder of the Fund would incur. The expenses and fees set forth in the table are for the 1995 fiscal year.



                                                    SHAREHOLDER TRANSACTION EXPENSES
                           -----------------------------------------------------------------------------------
                           Sales Load Imposed on Purchases........................................       None
                           Sales Load Imposed on Reinvested Dividends.............................       None
                           Redemption Fees........................................................       None
                           Exchange Fees..........................................................       None

                                                    ANNUAL/FUND OPERATING EXPENSES
                           -----------------------------------------------------------------------------------
                           Management & Administrative Expenses...................................       0.20%
                           Investment Advisory Fees...............................................       0.22
                           12b-1 Fees.............................................................       None
                           Other Expenses
                             Distribution Costs............................................   0.02%
                             Miscellaneous Expenses........................................   0.01
                                                                                              ----
                           Total Other Expenses...................................................       0.03
                                                                                                        -----
                                    TOTAL OPERATING EXPENSES......................................       0.45%
                                                                                                        =====


                      The purpose of this table is to assist you in understanding the various costs and expenses that an investor would bear directly or indirectly as a shareholder in the Fund.

                      The following example illustrates the expenses that a shareholder would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any kind.

                        1 YEAR       3 YEARS       5 YEARS       10 YEARS
                        ------       -------       -------       --------
                         $  5         $  14         $  25          $ 57

                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------


FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding throughout each year, insofar as they relate to each of the five years in the period ended October 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto which, together with the remaining portions of the Fund's 1995 Annual
                      Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1995 Annual Report to
                      Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1995 Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling Participant Services at 1-800-523-1188.

                                                                   YEAR ENDED OCTOBER 31,
                           ------------------------------------------------------------------------------------------------------
                            1995       1994       1993      1992      1991      1990      1989      1988      1987      1986
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR......   $14.55     $14.95    $12.37    $12.79     $9.72    $15.17    $14.13    $14.22    $13.85    $13.39
                           -------    -------    ------    ------    ------    ------    ------    ------    ------    ------
INVESTMENT OPERATIONS
  Net Investment
    Income...............      .44        .44       .37       .49       .58       .74       .71       .66       .78       .85
  Net Realized and
    Unrealized Gain
    (Loss) on
    Investments..........     1.86        .42      2.98       .50      3.55     (4.59)     1.51      2.33      (.11)     3.05
                            ------     ------    ------    ------    ------    ------    ------    ------    ------    ------
    TOTAL FROM INVESTMENT
      OPERATIONS.........     2.30        .86      3.35       .99      4.13     (3.85)     2.22      2.99       .67      3.90
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income....     (.44)      (.37)     (.39)     (.57)     (.74)     (.75)     (.63)     (.87)     (.30)     (.85)
  Distributions from
    Realized Capital
    Gains................     (.86)      (.89)     (.38)     (.84)     (.32)     (.85)     (.55)    (2.21)       --     (2.59)

                            ------     ------    ------    ------    ------    ------    ------    ------    ------    ------
    TOTAL
      DISTRIBUTIONS......    (1.30)     (1.26)     (.77)    (1.41)    (1.06)    (1.60)    (1.18)    (3.08)     (.30)    (3.44)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  YEAR...................   $15.55     $14.55    $14.95    $12.37    $12.79     $9.72    $15.17    $14.13    $14.22    $13.85
=============================================================================================================================
TOTAL RETURN.............    17.80%      6.35%    28.29%     9.30%    44.69%   (27.93)%   17.05%    27.01%     4.62%    29.31%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
  (Millions).............  $13,008    $11,406    $10,537   $8,250    $7,859    $5,841    $8,313    $5,920    $4,848    $4,862
Ratio of Expenses to
  Average Net Assets.....      .45%*      .45%      .40%      .26%      .30%      .37%      .41%      .46%      .43%      .52%
Ratio of Net Investment
  Income to Average Net
  Assets.................     3.01%      3.11%     2.68%     3.89%     4.84%     5.82%     5.07%     5.08%     4.86%     5.28%
Portfolio Turnover
  Rate...................       32%        34%       25%       32%       36%       21%       34%       24%       46%       51%



* Effective in fiscal 1995, does not include expense reductions from directed brokerage arrangements. The 1995 Ratio of Expenses to Average Net Assets is .43% after including these reductions.

--------------------------------------------------------------------------------

YIELD AND
TOTAL RETURN          From time to time the Fund may advertise its yield and
                      total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.


                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Fund is calculated daily by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Fund's securities and is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over thirty days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Fund to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account or the yield reported in the Fund's reports to shareholders.

--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVES

THE FUND SEEKS TO
PROVIDE LONG-TERM
GROWTH OF CAPITAL
AND INCOME            The objective of the Fund is to provide long-term growth
                      of capital and income. The Fund's secondary objective is to provide current income. There can be no assurance that the Fund will achieve these objectives.

                      These investment objectives are fundamental and so cannot be changed without the approval of a majority of the Fund's shareholders.

--------------------------------------------------------------------------------

INVESTMENT
POLICIES

THE FUND INVESTS
PRIMARILY IN
COMMON STOCKS         The Fund invests primarily in common stocks, which are
                      selected principally on the basis of fundamental investment value. Crucial to the valuation process is the relationship of a company's underlying earning power and dividend payout to the market price of its stock. The
                      Fund's holdings usually are characterized by relatively low price-earnings ratios and meaningful income yields. At the time of purchase, many of the Fund's securities are considered to be undervalued or overlooked by the market.
                      The Fund is managed without regard to tax ramifications.


                      Although the Fund invests primarily in common stocks, it may invest in money market instruments, fixed-income securities, convertible securities and other equity securities, such as preferred stock. The Fund reserves the right to hold money market instruments and fixed-income securities in whatever proportion the adviser deems appropriate for temporary defensive purposes. The Fund may also invest in stock futures contracts and options and in foreign securities to a limited extent.

                      See "Implementation of Policies" for a description of these investment practices of the Fund.


                      The Fund is responsible for voting the shares of all securities it holds.


                      The investment policies of the Fund are not fundamental and so may be changed by the Board of Directors without shareholder approval.
--------------------------------------------------------------------------------

INVESTMENT RISKS

THE FUND IS SUBJECT
TO MARKET RISK
                      As a mutual fund investing primarily in common stocks, the Fund is subject to market risk -- i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market has tended to be cyclical, with periods when common stock prices generally rise and periods when prices generally decline.


                      To illustrate the volatility of stock prices, the following table sets forth the extremes for stock market returns as well as the average return for the period from 1926 to 1995, as measured by the Standard & Poor's 500 Composite Stock Price Index.



                          AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1995)
                                       OVER VARIOUS TIME HORIZONS
                                    1 YEAR     5 YEARS     10 YEARS     20 YEARS
                                    ------     -------     --------     --------
                        Best        +53.9 %    +23.9 %      +20.1 %      +16.9 %
                        Worst       -43.3      -12.5        - 0.9        + 3.1
                        Average     +12.5      +10.3        +10.7        +10.7



                      As shown, common stocks have provided annual total returns (capital appreciation plus dividend income), averaging +10.7% for all 10-year periods from 1926 to 1995.

                      While this average return can be used as a guide for setting reasonable expectations for future stock market returns, it may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.

                      This table of U.S. stock market returns should not be viewed as a representation of future returns for the Fund or the U.S. stock market. The illustrated returns represent historical investment performance, which may be a poor guide to future returns. Also, stock market indexes such as the S&P 500 are based on unmanaged portfolios of securities before transaction costs and other expenses. Such costs will reduce the relative investment performance of the Fund and other "real world" portfolios. Finally, the Fund is likely to differ in portfolio composition from broad stock market averages, and so the Fund's performance should not be expected to mirror the returns provided by a specific index.

THE FUND IS ALSO
SUBJECT TO
MANAGER RISK          The investment adviser manages the Fund according to the
                      traditional methods of "active" investment management,
                      which involve the buying and selling of securities based
                      upon economic, financial and market analysis and
                      investment judgment. Manager risk refers to the
                      possibility that the Fund's investment adviser may fail to execute the Fund's investment strategy effectively. As a
                      result, the Fund may fail to achieve its stated objective.
--------------------------------------------------------------------------------

WHO SHOULD
INVEST

LONG-TERM INVESTORS
SEEKING GROWTH OF
CAPITAL AND INCOME    The Fund is intended for investors who are seeking growth
                      of capital and income. Although the Fund's secondary objective is to provide current income, investors should not consider the Fund a substitute for fixed-income investments. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs the Fund has adopted certain policies. The Fund reserves the right to reject any purchase request
                      (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund reserves the right to suspend the offering of its shares.

                      No assurance can be given that the Fund will attain its objectives or that shareholders will be protected from the risk of loss that is inherent in equity investing. Investors may wish to reduce the potential risk of investing in the Fund by purchasing shares on a regular, periodic basis (dollar-cost-averaging) rather than making an investment in one lump sum.

                      Investors should not consider the Fund a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics -- including common stocks, bonds and money market instruments. Investors may also wish to complement an investment in the Fund with other types of common stock investments.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES

THE FUND MAY INVEST
IN SHORT-TERM FIXED
INCOME SECURITIES     In addition to investing primarily in equity securities,
                      the Fund follows a number of additional investment practices to achieve its objectives.

                      Although it normally seeks to remain substantially fully invested in equity securities, the Fund may invest in certain short-term fixed income securities. Such securities may be used temporarily to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporarily defensive position against a potential stock market decline. No more than 35% of the Fund's assets will be committed to short-term fixed income securities for purposes other than taking a temporary defensive position. These securities include: obligations of the United States government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities. In addition, the Fund may, on occasion, invest a small portion of its assets in bonds with ratings below investment grade when selected issues are believed to offer prospective returns competitive with equity securities.

                      A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller -- a U.S. commercial bank or recognized U.S. securities dealer -- sells securities to the Fund and agrees to repurchase the securities at the Fund's cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Fund will have a total value equal to or in excess of the value of the repurchase agreement, and will be held by the Fund's Custodian Bank until repurchased.


THE FUND MAY INVEST
IN SECURITIES OF
FOREIGN ISSUERS
                      The Fund may invest up to 20% of its assets in foreign securities and may engage in currency transactions with respect to such investments. Securities of foreign issuers may trade in U.S. or foreign securities markets. Securities of foreign issuers may involve investment risks that are different from those of domestic issuers. Such risks include the effect of foreign economic policies and conditions, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental restrictions on foreign debt issuers. There may also be less publicly available information about a foreign issuer than a domestic issuer of securities. Foreign issuers are generally not subject to the uniform accounting, auditing and financial reporting standards that apply to domestic issuers. Foreign debt markets may be characterized by lower liquidity, greater price volatility, and higher transactions costs. Additionally, it may be difficult to obtain or enforce a legal judgment in a foreign court.



THE FUND MAY LEND
ITS SECURITIES        The Fund may lend its investment securities to qualified
                      institutional investors for either short-term or long-term periods for the purpose of realizing additional income.
                      Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.


BORROWING             The Fund may borrow money, subject to the restrictions
                      described below in Investment Limitations, for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities.

PORTFOLIO TURNOVER IS
NOT EXPECTED TO
EXCEED 100%           Although it generally seeks to invest for the long term,
                      the Fund retains the right to sell securities irrespective of how long they have been held. It is anticipated that the annual portfolio turnover of the Fund will not exceed
                      100%. A turnover rate of 100% would occur, for example, if all of the securities of the Fund were replaced within one year.


DERIVATIVE
INVESTING             Derivatives are instruments whose values are linked to or
                      derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.



THE FUND MAY INVEST
IN DERIVATIVE
SECURITIES            The Fund may invest in futures contracts and options, but
                      only to a limited extent. Specifically, the Fund may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.



                      Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index. While futures contracts and options can be used as leveraged investments, the Fund may not use futures or options transactions to leverage its net assets.



                      For example, in order to remain fully invested in stocks while maintaining liquidity to meet potential shareholder redemptions, the Fund may invest a portion of its assets in a stock futures contract. Because futures contracts only require a small initial margin deposit, the Fund would then be able to maintain a cash reserve for potential redemptions, while at the same time remaining fully invested. Also, because the transaction costs of futures and options may be lower than the costs of investing in stocks directly, it is expected that the use of futures contracts and options may reduce the Fund's total transaction costs.



                      The Fund may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Fund's stock holdings.



FUTURES CONTRACTS
AND OPTIONS POSE
CERTAIN RISKS         The primary risks associated with the use of futures
                      contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by the Fund and the prices of futures contracts and options;
                      and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.



                      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, the Fund will segregate cash or cash equivalents in the amount of the underlying obligation.

--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS

THE FUND HAS ADOPTED  The Fund has adopted certain limitations on its investment
CERTAIN FUNDAMENTAL   practices. Specifically, the Fund will not:
LIMITATIONS
                      (a) with respect to 75% of the value of its total assets,
                          purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the total assets of the Fund would be invested in the securities of such issuer;

                      (b) invest more than 25% of its assets in any one
                          industry; and

                      (c) borrow money, except that the Fund may borrow from
                          banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the net assets of the Fund (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the net assets of the Fund, the Fund will not make any additional investments.


                      These investment limitations are considered at the time investment securities are purchased. The investment limitations described here and in the Statement of Additional Information are fundamental and may be changed only with the approval of a majority of the Fund's shareholders.

--------------------------------------------------------------------------------


MANAGEMENT OF
THE FUND

VANGUARD ADMINISTERS  The Fund is a member of The Vanguard Group of Investment
AND DISTRIBUTES       Companies, a family of more than 30 investment companies
THE FUND              with more than 90 distinct investment portfolios and total assets in excess of $180 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc.
                      ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services.
                      Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1995, the average expense ratio
                      (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately
                      .31% compared to an average of 1.11% for the mutual fund industry (data provided by Lipper Analytical Services).

                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard provides distribution and marketing services to the funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------

INVESTMENT
ADVISER

WELLINGTON
MANAGEMENT
COMPANY SERVES AS
ADVISER TO THE FUND   The Fund has entered into an investment advisory agreement with Wellington Management Company ("WMC"), 75 State
                      Street, Boston, MA 02109, under which WMC manages the investment and reinvestment of Vanguard/Windsor Fund's assets and continuously reviews, supervises and administers the Fund's investment program. WMC discharges its responsibilities subject to the control of the Officers and Directors of the Fund.


                      WMC is a professional investment counseling firm which globally provides investment services to investment companies, institutions, and individuals. Among the clients of WMC are more than 10 investment companies of The Vanguard Group. As of December 31, 1995 WMC held investment management authority with respect to more than $108 billion of assets. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1931 and to investment counseling clients since 1960.



                      Charles T. Freeman, Senior Vice President of WMC serves as portfolio manager of the Fund. Mr. Freeman joined WMC in 1969 and served as assistant portfolio manager of the Fund until his appointment as portfolio manager in January of 1996. Mr. Freeman is supported by research and other investment services provided by the professional staff of WMC.



                      John B. Neff, the Fund's previous portfolio manager, retired from WMC effective December 31, 1995, after 31 years of service as the Fund's portfolio manager. Mr. Neff serves as an adviser to WMC and continues to work with the firm's investment professionals, including the portfolio managers of all Vanguard funds for which WMC serves as adviser.

                      WMC earns a basic advisory fee, calculated by applying the following annual percentage rates to the average month-end net assets of the Fund:

                                                                               ANNUAL
                                                     NET ASSETS                 RATE
                                          ---------------------------------    ------
                                          First $200 million                   .350%
                                          Next $250 million                    .275%
                                          Next $300 million                    .200%
                                          Assets in excess of $750 million     .150%


                      The basic fee paid to the Adviser may be increased or decreased by applying an adjustment based on the Fund's investment performance. Such formula provides for an increase or decrease of the basic fee in an amount equal to .10% per annum (.025% per quarter) of the average month-end net assets of the Fund if the Fund's investment performance for the thirty-six months preceding the end of the quarter is twelve percentage points or more above or below, respectively, the investment record of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index") for the same period; or by an amount equal to .05% per annum (.0125% per quarter) if the Fund's investment performance for such thirty-six months is six or more but less than twelve percentage points above or below, respectively, the investment record of the S&P Index for the same period.



                      During the fiscal year ended October 31, 1995, the total advisory fees paid by the Fund to WMC represented an effective annual rate of .16% of the Fund's average net assets before an increase of .06% based upon investment performance.


                      The investment advisory agreement authorized WMC to select brokers or dealers to execute purchases and sales of the Fund's portfolio securities, and directs the adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions. The full range and quality of brokerage services available are considered in making these determinations.

                      The Fund has authorized WMC to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the adviser believes this to be in the best interest of the Fund. Although the Fund does not market its shares through intermediary brokers or dealers, the Fund may place orders with qualified broker-dealers who recommend the Fund to clients if the Officers of the Fund believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                      The Fund's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.

                      Any such change will only be made upon not less than 30 days' prior written notice to shareholders of the Fund, which shall include substantially the information concerning the adviser that would have normally been included in a proxy statement.
--------------------------------------------------------------------------------


PERFORMANCE
RECORD The table below provides investment results for the Fund for several periods throughout the Fund's lifetime. The results shown represent the Fund's "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends, annualized for the indicated periods. Also included is comparative information with respect to the unmanaged Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity, and the Consumer Price Index, a statistical measure of changes in the prices of goods and services. The table does not make any allowance for federal, state, or local income taxes which shareholders must pay on a current basis.


                      The results shown should not be considered a representation of the total return from an investment made in the Fund today. This information is provided to help investors better understand the Fund and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.


                                               AVERAGE ANNUAL RETURN FOR VANGUARD/WINDSOR FUND
                                                            PERCENTAGE INCREASE
                                               ----------------------------------------------
                             FISCAL PERIODS     VANGUARD/WINDSOR     S&P 500      CONSUMER
                             ENDED 10/31/95           FUND            INDEX      PRICE INDEX
                             --------------     ----------------     -------     -----------
                             3 Years                  +17.1%          +14.7%         +2.7%
                             5 Years                  +20.5           +17.2          +2.8
                             10 Years                 +13.9           +15.4          +3.5
                             20 Years                 +17.3           +14.3          +5.3
                             Lifetime*                +13.0           +10.8          +4.6
                             * October 23, 1958 to October 31, 1995. Data for the Consumer
                               Price Index begins October 31, 1958.


--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL
GAINS AND TAXES

THE FUND PAYS
SEMI-ANNUAL
DIVIDENDS AND
ANY CAPITAL GAINS
ANNUALLY
                      The Fund expects to pay dividends from ordinary income semi-annually. Capital gains distributions, if any, will be made annually. All dividend and capital gains distributions are automatically reinvested in additional shares of the Fund. In order to satisfy certain distribution requirements of the IRS, the Fund may also declare special year-end distributions during December. The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent that its income is distributed to its shareholders.

                      If you utilize the Fund as an investment option in an employer-sponsored retirement or savings plan, dividend and capital gains distributions from the Fund generally will not be subject to current taxation, but will accumulate on a tax-
                      deferred basis. In general, employer-sponsored retirement and savings plans are governed by a complex set of tax rules. You should consult your plan administrator, the plan's "Summary Plan Description," or a professional tax adviser regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.
--------------------------------------------------------------------------------


THE SHARE PRICE
OF THE FUND           The Fund's share price or "net asset value" per share is
                      determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the number of outstanding shares of the Fund. Net asset value is determined as of the regular close of the New
                      York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the exchange is open for trading.



                      Portfolio securities that are listed on a securities exchange are valued at the latest quoted sales prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange and which are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Short-term instruments (those with remaining maturities of 60 days or less) are valued at cost, plus or minus any amortized discount or premium, which approximates market. Other assets and securities for which market quotations are not readily available or which are restricted as to sale are valued by such methods as the Board of Directors deems in good faith to reflect fair value. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.



                      The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard.

--------------------------------------------------------------------------------


GENERAL
INFORMATION           The Company is a Maryland corporation. The Articles of
                      Incorporation permit the Directors to issue 2,200,000,000 shares of common stock, with a one cent par value. The
                      Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify and reclassify any unissued shares with respect to such series. Currently the Company is offering shares of two series.


                      The shares of each series of the Company are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Company if requested in writing by the holders of not less than 10% of the outstanding shares of the Company.

                      All securities and cash are held by State Street Bank and Trust Company, Boston, MA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                                 SERVICE GUIDE

PARTICIPATING         The Fund is available as an investment option in your
IN YOUR PLAN          retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

                      If you have any questions about the Fund, including the Fund's investment objective, policies, risk characteristics or historical performance, please contact Participant Services at 1-800-523-1188.

                      If you have questions about your account, contact your plan administrator or the organization which provides recordkeeping services for your plan.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS    You may be permitted to elect different investment
AND ALLOCATIONS       options, alter the amounts contributed to your plan, or
                      change how contributions are allocated among your
                      investment options in accordance with your plan's specific provisions. See your plan administrator or employee
                      benefits office for more details.
--------------------------------------------------------------------------------


TRANSACTIONS IN       Contributions, exchanges or distributions of the Fund's
FUND SHARES           shares are effective when received in "good order" by
                      Vanguard. "Good order" means that complete information on the purchase, exchange, or redemption and the appropriate signatures and monies have been received by Vanguard.

--------------------------------------------------------------------------------


MAKING EXCHANGES      Your plan may allow you to exchange all or part of your
                      existing plan balance from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options, particularly company stock or guaranteed investment contracts (GICs), may be subject to unique restrictions.


                      Before making an exchange, you should consider the following:

                      - If you are making an exchange to another Vanguard Fund
                        option, please read the Fund's prospectus. Contact Participant Services at 1-800-523-1188 for a copy.

                      - Exchanges are accepted by Vanguard only as permitted by
                        your plan. Your plan administrator can explain how frequently exchanges are allowed.

                      - As explained on page 5, the Fund reserves the right to
                        refuse any exchange purchase request.
--------------------------------------------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                                                    [FLAG LOGO]
        [VANGUARD WINDSOR FUND LOGO]
        ---------------------------          [VANGUARD WINDSOR FUND LOGO]
        THE VANGUARD GROUP
          OF INVESTMENT                       I N S T I T U T I O N A L
          COMPANIES
        Vanguard Financial Center                P R O S P E C T U S
        P.O. Box 2900
        Valley Forge, PA 19482                     FEBRUARY 28, 1996

        INSTITUTIONAL PARTICIPANT              [THE VANGUARD GROUP LOGO]
          SERVICES DEPARTMENT:
        1-800-523-1188

        TRANSFER AGENT:
        The Vanguard Group, Inc.
        Vanguard Financial Center
        Valley Forge, PA 19482



        I022


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
VANGUARD
WINDSOR
  FUND
 [LOGO]

                                              A Series of Vanguard/Windsor Funds
                                              and A Member of The Vanguard Group
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


PROSPECTUS -- FEBRUARY 28, 1996

--------------------------------------------------------------------------------

NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT -- 1-800-662-2739
(CREW)
--------------------------------------------------------------------------------


INVESTMENT            Vanguard/Windsor II (the "Fund") is an open-end
OBJECTIVE AND         diversified investment company that seeks to provide
POLICIES              long-term growth of capital and income by investing
                      primarily in common stocks. The Fund's secondary objective is to provide current income. There can be no assurance that the Fund will achieve these objectives. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.



                      The Fund is an independent series of Vanguard/Windsor Funds, Inc. (the "Company"). The Company is currently offering shares of two series. This Prospectus relates to the Vanguard/Windsor II series only.

--------------------------------------------------------------------------------


OPENING AN            To open a regular (non-retirement) account, please
ACCOUNT               complete and return the Account Registration Form. If you
                      need assistance in completing this Form, please call the Investor Information Department. To open an Individual
                      Retirement Account (IRA), please use a Vanguard IRA
                      Adoption Agreement. To obtain a copy of this form, call
                      1-800-662-7447, Monday through Friday, from 8:00 a.m. to 9:00 p.m. and Saturday, from 9:00 a.m. to 4:00 p.m.
                      (Eastern time). The minimum initial investment is $3,000, or $1,000 for Uniform Gift/Transfers to Minors Act accounts. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, the Fund incurs expenses for investment advisory, management, administrative, and distribution services.

--------------------------------------------------------------------------------


ABOUT THIS            This Prospectus is designed to set forth concisely the
PROSPECTUS            information you should know about the Fund before you
                      invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. This Statement is dated February 28, 1996, and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund or by calling the Investor Information Department.

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                   Page                                       Page                                           Page
Fund Expenses .....................  2     Investment Limitations ............  8                SHAREHOLDER GUIDE
Financial Highlights ..............  2     Management of the Fund ............  8     Opening an Account and
Yield and Total Return ............  3     Investment Advisers ...............  9       Purchasing Shares ................... 17
                                           Performance Record ................ 13     When Your Account Will Be Credited .... 20
          FUND INFORMATION                 Dividends, Capital Gains                   Selling Your Shares ................... 20
Investment Objectives .............  4       and Taxes ....................... 14     Exchanging Your Shares ................ 22
Investment Policies ...............  4     The Share Price of The Fund ....... 15     Important Information about
Investment Risks ..................  4     General Information ............... 15       Telephone Transactions .............. 24
Who Should Invest .................  5                                                Transferring Registration ............. 24
Implementation of Policies ........  6                                                Other Vanguard Services ............... 25


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FUND EXPENSES         The following table illustrates ALL expenses and fees that you would incur as a shareholder of the Fund. The expenses and fees set forth in the table are for the 1995 fiscal year.



                                                   SHAREHOLDER TRANSACTION EXPENSES
                           ---------------------------------------------------------------------------------
                           Sales Load Imposed on Purchases........................................      None
                           Sales Load Imposed on Reinvested Dividends.............................      None
                           Redemption Fees........................................................      None
                           Exchange Fees..........................................................      None

                                                    ANNUAL FUND OPERATING EXPENSES
                           ---------------------------------------------------------------------------------
                           Management & Administrative Expenses...................................      0.23%
                           Investment Advisory Fees...............................................      0.14
                           12b-1 Fees.............................................................      None
                           Other Expenses
                             Distribution Costs..........................................     0.02%
                             Miscellaneous Expenses......................................     0.01
                                                                                             -----
                           Total Other Expenses...................................................      0.03
                                                                                                       ------
                                    TOTAL OPERATING EXPENSES......................................      0.40%
                                                                                                       ======


                      The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.

                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the fund charges no redemption fees of any kind.


                        1 YEAR       3 YEARS       5 YEARS       10 YEARS
                        ------       -------       -------       --------
                         $  4         $  13         $  22          $ 51


                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------


FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding throughout each period, insofar as they relate to each of the five years in the period ended October 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1995 Annual
                      Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1995 Annual Report to
                      Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1995 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or by calling our Investor Information
                      Department at 1-800-662-7447.

                                                                      YEAR ENDED OCTOBER 31,
                                     ---------------------------------------------------------------------------------------
                                   1995        1994      1993     1992     1991     1990     1989     1988     1987     1986
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD...................      $17.33    $17.98    $15.75   $15.07   $11.91   $15.81   $13.23   $12.41   $12.48    $9.91
                                    ------    ------    ------   ------   ------   ------   ------   ------   ------    -----
INVESTMENT OPERATIONS
  Net Investment Income.......         .58       .55       .50      .56      .62      .67      .73      .60      .52      .43
  Net Realized and Unrealized
    Gain (Loss) on
    Investments...............        3.17      (.19)     2.47     1.17     3.55    (3.22)    2.42     1.63     (.39)    3.09
                                    ------    ------    ------   ------   ------   ------   ------   ------   ------   ------
    TOTAL FROM INVESTMENT
      OPERATIONS..............        3.75       .36      2.97     1.73     4.17    (2.55)    3.15     2.23      .13     3.52
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income.........        (.55)     (.51)     (.52)    (.61)    (.73)    (.74)    (.57)    (.61)    (.20)    (.43)
  Distributions from Realized
    Capital Gains.............        (.47)     (.50)     (.22)    (.44)    (.28)    (.61)      --     (.80)      --     (.52)
                                    ------    ------    ------   ------   ------   ------   ------   ------   ------   ------
    TOTAL DISTRIBUTIONS.......       (1.02)    (1.01)     (.74)   (1.05)   (1.01)   (1.35)    (.57)   (1.41)    (.20)    (.95)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD......................      $20.06    $17.33    $17.98   $15.75   $15.07   $11.91   $15.81   $13.23   $12.41   $12.48
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..................       23.08%     2.22%    19.51%   12.50%   36.61%  (17.48)%  24.68%   20.54%     .90%   35.62%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions)..................     $10,272    $8,246    $7,486   $4,878   $3,298   $2,087   $2,162   $1,485   $1,323     $814
Ratio of Expenses to Average
  Net Assets..................         .40%*     .39%      .39%     .41%     .48%     .52%     .53%     .58%     .49%     .65%
Ratio of Net Investment Income
  to Average Net Assets.......        3.27%     3.26%     3.11%    3.72%    4.51%    4.93%    5.29%    4.94%    4.11%    4.33%
Portfolio Turnover Rate.......          30%       24%       26%      23%      41%      20%      22%      25%      46%      50%



* Effective in fiscal 1995; does not include expense reductions from directed brokerage arrangements. The 1995 Ratio of Expenses to Average Net Assets is .39% after including these reductions.

--------------------------------------------------------------------------------

YIELD AND
TOTAL RETURN          From time to time the Fund may advertise its yield and
                      total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.


                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Fund is calculated daily by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Fund's securities, and is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Fund to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account or the yield reported in the Fund's reports to shareholders. Additionally, the Fund may compare its performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500").
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVES

THE FUND SEEKS TO
PROVIDE LONG-TERM
GROWTH OF CAPITAL
AND INCOME            The objective of the Fund is to provide long-term growth
                      of capital and income. The Fund's secondary objective is to provide current income. There can be no assurance that the Fund will achieve these objectives.

                      These investment objectives are fundamental and so cannot be changed without the approval of a majority of the Fund's shareholders.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES

THE FUND INVESTS
PRIMARILY IN
COMMON STOCKS         The Fund follows a flexible investment strategy,
                      emphasizing income-producing stocks which the investment advisers believe to be undervalued by the market at the time of purchase. Generally, these securities are characterized by below-average price-earnings ratios relative to the stock market, as measured by the Standard
                      & Poor's Composite Stock Price Index. The Fund is managed without regard to tax ramifications.

                      Stocks will be selected based upon assessments of statistical measures of current value (such as low price-earnings and low price-to-book value ratios) and future earnings prospects. Returns on such stocks can be influenced by the recognition of their undervaluation by other investors based on statistical measures or changes in expectations regarding potential earnings and dividend growth. If a stock has reached a fully-valued position as determined by one of the Fund's investment advisers, the stock will ordinarily be sold regardless of the time it has been held and replaced by one or more securities that are considered to be undervalued.

                      Although the Fund invests primarily in common stocks, it may invest in money market instruments, fixed-income securities, and other equity securities, such as preferred stock. The Fund is expected, under normal circumstances, to be substantially fully invested in common stocks. In addition, the Fund may invest in stock futures and options to a limited extent. See "Implementation of Policies" for a description of these and other investment practices of the Fund.


                      The Fund is responsible for voting the shares of all securities it holds.


                      The investment policies of the Fund are not fundamental and so may be changed by the Board of Directors without shareholder approval.
--------------------------------------------------------------------------------

INVESTMENT RISKS

THE FUND IS SUBJECT
TO MARKET RISK        As a mutual fund investing primarily in common stocks, the
                      Fund is subject to market risk -- i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market has tended to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

                      To illustrate the volatility of stock prices, the following table sets forth the extremes for stock market returns as well as the average return for the period from

                      1926 to 1995, as measured by the Standard & Poor's 500 Composite Stock Price Index:



                          AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1995)
                                       OVER VARIOUS TIME HORIZONS
                                    1 YEAR     5 YEARS     10 YEARS     20 YEARS
                                    ------     -------     --------     --------
                        Best        +53.9 %    +23.9 %      +20.1 %      +16.9 %
                        Worst       -43.3      -12.5        - 0.9        + 3.1
                        Average     +12.5      +10.3        +10.7        +10.7



                      As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.7% for all 10-year periods from 1926 to 1995. While this average return can be used as a guide for setting reasonable expectations for future stock market returns, it may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.


                      This table of U.S. stock market returns should not be viewed as a representation of future returns for the Fund or the U.S. stock market. The illustrated returns represent historical investment performance, which may be a poor guide to future returns. Also, stock market indexes such as the S&P 500 are based on unmanaged portfolios of securities before transaction costs and other expenses. Such costs will reduce the relative investment performance of the Fund and other "real world" portfolios. Finally, the Fund is likely to differ in portfolio composition from broad stock market averages, and so the Fund's performance should not be expected to mirror the returns provided by a specific index.

THE FUND IS ALSO
SUBJECT TO
MANAGER RISK          The investment adviser manages the Fund according to the
                      traditional methods of "active" investment management,
                      which involve the buying and selling of securities based
                      upon economic, financial and market analysis and
                      investment judgment. Manager risk refers to the
                      possibility that the Fund's investment advisers may fail
                      to execute the Fund's investment strategy effectively. As
                      a result, the Fund may fail to achieve its stated
                      objective.
--------------------------------------------------------------------------------

WHO SHOULD
INVEST

LONG-TERM INVESTORS
SEEKING GROWTH OF
CAPITAL AND INCOME    The Fund is intended for investors who are seeking growth
                      of capital and income. Although the Fund's secondary objective is to provide current income, investors should not consider the Fund a substitute for fixed-income investments. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs, the Fund has adopted the following policies. The
                      Fund reserves the right to reject any purchase request
                      (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally the Fund has adopted exchange privilege limitations as described in the section
                      "Exchange Privilege Limitations." Finally, the Fund reserves the right to suspend the offering of its shares.

                      No assurance can be given that the Fund will attain its objectives or that shareholders will be protected from the risk of loss that is inherent in equity investing. Investors may wish to reduce the potential risk of investing in the Fund by purchasing shares on a regular, periodic basis (dollar-cost averaging) rather than making an investment in one lump sum.

                      Investors should not consider the Fund a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics -- including common stocks, bonds and money market instruments. Investors may also wish to complement an investment in the Fund with other types of common stock investments.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES           In addition to investing primarily in equity securities,
                      the Fund follows a number of additional investment practices to achieve its objectives.

THE FUND MAY INVEST
IN SHORT-TERM FIXED
INCOME SECURITIES     Although it normally seeks to remain substantially fully
                      invested in equity securities, the Fund may invest temporarily in certain short-term fixed income securities.
                      Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporarily defensive position against a potential stock market decline. No more than 35% of the Fund's assets will be committed to short-term fixed income securities for purposes other than taking a temporary defensive position. These securities include:
                      obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

                      A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller -- a U.S. commercial bank or recognized U.S. securities dealer -- sells securities to the Fund and agrees to repurchase the securities at the Fund's cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Fund will have a total value equal to or in excess of the value of the repurchase agreement, and will be held by the Fund's Custodian Bank until repurchased.


THE FUND MAY LEND
ITS SECURITIES        The Fund may lend its investment securities to qualified
                      institutional investors for either short-term or long-term periods for the purpose of realizing additional income.
                      Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.



BORROWING
                      The Fund may borrow money, subject to the restrictions described below in Investment Limitations, for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities.

PORTFOLIO TURNOVER IS
NOT EXPECTED TO
EXCEED 100%           Although it generally seeks to invest for the long term,
                      the Fund retains the right to sell securities irrespective of how long they have been held. It is anticipated that the annual portfolio turnover of the Fund will not exceed
                      100%. A turnover rate of 100% would occur, for example, if all of the securities of the Fund were replaced within one year.


DERIVATIVE
INVESTING             Derivatives are instruments whose values are linked to or
                      derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.



THE FUND MAY
INVEST IN DERIVATIVE
SECURITIES            The Fund may invest in futures contracts and options, but
                      only to a limited extent. Specifically, the Fund may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.



                      Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index. While futures contracts and options can be used as leveraged investments, the Fund may not use futures or options transactions to leverage its net assets.



                      For example, in order to remain fully invested in stocks while maintaining liquidity to meet potential shareholder redemptions, the Fund may invest a portion of its assets in a stock futures contract. Because futures contracts only require a small initial margin deposit, the Fund would then be able to maintain a cash reserve for potential redemptions, while at the same time remaining fully invested. Also, because the transaction costs of futures and options may be lower than the costs of investing in stocks directly, it is expected that the use of futures contracts and options may reduce the Fund's total transaction costs.



                      The Fund may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Fund's stock holdings.



FUTURES CONTRACTS
AND OPTIONS POSE
CERTAIN RISKS         The primary risks associated with the use of futures
                      contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by the Fund and the prices of futures contracts and options;
                      and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, the Fund will segregate cash or cash equivalents in the amount of the underlying obligation.

--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS

THE FUND HAS ADOPTED
CERTAIN FUNDAMENTAL
LIMITATIONS           The Fund has adopted certain limitations on its investment practices. Specifically, the Fund will not:

                      (a) with respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the total assets of the Fund would be invested in the securities of such issuer;

                      (b) invest more than 25% of its assets in any one industry; and

                      (c) borrow money, except that the Fund may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the net assets of the Fund (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the net assets of the Fund, the Fund will not make any additional investments.

                      These investment limitations are considered at the time investment securities are purchased. The investment limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Fund's shareholders.
--------------------------------------------------------------------------------


MANAGEMENT OF
THE FUND

VANGUARD ADMINISTERS
AND DISTRIBUTES
THE FUND The Fund is a member of The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total assets in excess of $180 billion. Through their jointly owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds, including Vanguard/Windsor II. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1995, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .31% compared to an average of 1.11% for the mutual fund industry (data provided by Lipper Analytical Services).


                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard provides distribution and marketing services to the funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------


INVESTMENT
ADVISERS

FOUR ADVISERS         Vanguard/Windsor II employs a "multi-manager" approach
OVERSEE THE FUND'S    utilizing four investment advisers to manage the Fund's
INVESTMENTS           assets. The Fund has investment advisory contracts with
                      Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S"), One
                      McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas,
                      TX 75204-2429; Equinox Capital Management, Inc.
                      ("Equinox"), 399 Park Avenue, 28th floor, New York, NY
                      10022 and Tukman Capital Management, Inc. ("Tukman"), 60
                      East Sir Francis Drake Boulevard, Larkspur, CA 94939.
                      Additionally, a portion of the Fund's assets are managed on an at-cost basis by Vanguard's Core Management Group.
                      BHM&S, Equinox and Tukman are not affiliated in any way with Wellington Management Company, the investment adviser to Vanguard/Windsor Fund.



                      The proportion of the net assets of the Fund managed by each adviser is established by the Board of Directors and may be changed in the future as circumstances warrant. Currently, BHM&S manages approximately 72% of the equity allocation of the Fund, Equinox and Tukman manage approximately 10% each, and Vanguard's Core Management Group manages approximately 8% of the Fund's equity allocation. Investors will be advised of any substantive change in the proportions managed by each adviser. Each adviser discharges their responsibilities subject to the control of the Directors and Officers.



BARROW, HANLEY,       BHM&S manages the investment and reinvestment of a portion
MEWHINNEY & STRAUSS   of the Fund's assets, and continuously reviews,
(BHM&S)               supervises, and administers the Fund's investment program
                      with respect to those assets. BHM&S discharges its responsibilities subject to the control of the Officers and Directors of the Fund.



                      BHM&S, founded in 1979, is a professional investment counseling firm which provides investment services to investment companies, institutions, and individuals. As of December 31, 1995, BHM&S held discretionary management authority with respect to approximately $16.3 billion of assets.


                      The investment principals at BHM&S develop a common, firm-wide investment strategy that is employed in managing client investment portfolios and selecting individual securities for those portfolios. James P. Barrow, a founding principal and

                      Vice President of BHM&S, is the portfolio manager for the assets of the Fund managed by BHM&S, a position he has held since the Fund's inception in 1985. He contributes to the development of the common portfolio management strategy used at BHM&S and is also responsible for seeing that the Fund's assets are managed in a way consistent with the firm's overall approach.


                      BHM&S earns a basic advisory fee calculated by applying the following annual percentage rates to the average month-end net assets of the Fund managed by BHM&S:

                                               ANNUAL
                            NET ASSETS          RATE
                        -------------------    ------
                        First $200 million     0.300%
                        Next $300 million      0.200%
                        Next $500 million      0.150%
                        Over $1 billion        0.125%

                      The Fund's payments to BHM&S under the above schedule are subject to an incentive/penalty fee arrangement which compares the performance of the Fund's assets managed by BHM&S with the performance of the Standard & Poor's/BARRA Value Index. This arrangement provides for the following adjustments to BHM&S's basic fee:

                                 CUMULATIVE THREE-YEAR PERFORMANCE             INCENTIVE/PENALTY
                            DIFFERENTIAL VS. THE S&P/BARRA VALUE INDEX          FEE ADJUSTMENT
                          -----------------------------------------------      -----------------
                          Less than or equal to -9% points                     0.75 X Basic Fee
                          Equal to or less than -6% points but greater
                            than -9% points                                    0.85 X Basic Fee
                          Less than +6% points but greater than
                            -6% points                                            Basic Fee
                          Equal to or greater than +6% points but less
                            than +9% points                                    1.15 X Basic Fee
                          Greater than or equal to +9% points                  1.25 X Basic Fee

                      Under rules of the Securities and Exchange Commission, the incentive/penalty fee structure will not be fully operable until the quarter ending April 30, 1996, and, until that date, will be calculated according to certain transition rules. A detailed description of the incentive/penalty fee schedule for BHM&S and the applicable transition rules is contained in the Statement of Additional Information.


EQUINOX CAPITAL
MANAGEMENT
(EQUINOX)             Equinox manages the investment and reinvestment of a
                      portion of the Fund's assets, and continuously reviews, supervises and administers the Fund's investment program with respect to those assets.



                      Equinox is a professional investment counseling firm founded in 1989. As of December 31, 1995, Equinox provided investment advisory services with respect to approximately $5.1 billion of assets. Ronald J. Ulrich, Director and President, is the principal investment officer and founder of Equinox. Mr. Ulrich has served as portfolio manager for the assets of the Fund managed by Equinox since 1991, when the Fund first hired Equinox.

                      Equinox earns a basic advisory fee, calculated by applying the following annual percentage rates to the average month-end net assets of the Fund managed by Equinox.

                                              ANNUAL
                            NET ASSETS         RATE
                        ------------------    ------
                        First $100 million    0.300%
                        Next $300 million     0.200%
                        Over $400 million     0.150%

                      The Fund's payments to Equinox under the above schedule are subject to an incentive/penalty fee arrangement which compares the performance of the Fund's assets managed by Equinox with the performance of the Standard & Poor's 500 Composite Stock Price Index. This arrangement provides for the following adjustments to Equinox's basic fee:

                                 CUMULATIVE THREE-YEAR PERFORMANCE             INCENTIVE/PENALTY
                                   DIFFERENTIAL VS. THE S&P 500                 FEE ADJUSTMENT
                          -----------------------------------------------      -----------------
                          Less than or equal to -9% points                     0.50 X Basic Fee
                          Equal to or less than -4.5% points but greater
                            than -9% points                                    0.75 X Basic Fee
                          Less than +4.5% points but greater than
                            -4.5% points                                          Basic Fee
                          Equal to or greater than +4.5% points but less
                            than +9% points                                    1.25 X Basic Fee
                          Greater than or equal to +9% points                  1.50 X Basic Fee


TUKMAN CAPITAL
MANAGEMENT
(TUKMAN) Tukman manages the investment and reinvestment of a portion of the Fund's assets, and continuously reviews, supervises and administers the Fund's investment program with respect to those assets.



                      Tukman is a professional investment counseling firm founded in 1980. As of December 31, 1995, Tukman provided investment advisory services with respect to assets of approximately $2.9 billion. Melvin T. Tukman, President, Director and founder of Tukman, has served as portfolio manager for the assets of the Fund managed by the firm since 1991, when the Fund first hired Tukman.


                      Tukman earns a basic advisory fee, calculated by applying the following annual percentage rates to the average month-end net assets of the Fund managed by Tukman:

                                              ANNUAL
                            NET ASSETS         RATE
                        ------------------    ------
                        First $25 million     .400%
                        Next $125 million     .350%
                        Next $350 million     .250%
                        Next $500 million     .200%
                        Over $1 billion       .150%

                      The Fund's payments to Tukman under the above schedule are subject to an incentive/penalty fee arrangement which compares the performance of the Fund's assets managed by Tukman with the performance of the Standard & Poor's 500 Composite Stock Price Index. This arrangement provides for the following adjustments to Tukman's basic fee.

                                 CUMULATIVE THREE-YEAR PERFORMANCE             INCENTIVE/PENALTY
                                   DIFFERENTIAL VS. THE S&P 500                 FEE ADJUSTMENT
                          -----------------------------------------------      -----------------
                          Less than or equal to -12% points                    0.50 X Basic Fee
                          Equal to or less than -6% points but greater
                            than -12% points                                   0.75 X Basic Fee
                          Less than +6% points but greater than
                            -6% points                                            Basic Fee
                          Equal to or greater than +6% points but less
                            than +12% points                                   1.25 X Basic Fee
                          Greater than or equal to +12% points                 1.50 X Basic Fee


VANGUARD'S CORE       Vanguard's Core Management Group provides investment
MANAGEMENT GROUP      advisory services on an at-cost basis with respect to a
                      portion of the Fund's assets. The Core Management Group also provides investment advisory services to several
                      Vanguard funds, including Vanguard Index Trust, Vanguard
                      Balanced Index Fund, Vanguard Horizon Fund, Vanguard
                      International Equity Index Fund, Vanguard Institutional
                      Index Fund, several indexed separate accounts, as well as a portion of Vanguard/Morgan Growth Fund's assets. Total assets under management by the Core Management Group were approximately $33 billion as of December 31, 1995. The portion of the Fund allocated to the Core Management Group is managed using computerized, quantitative techniques based on a value index constructed to approximate the aggregate fundamental characteristics of a typical large capitalization value fund, such as Vanguard/Windsor II.
                      For further information concerning the index, please refer to the Statement of Additional Information. The Core
                      Management Group is supervised by the Officers of the Fund.



AGGREGATE ADVISORY    For the fiscal year ended October 31, 1995, the aggregate
FEES PAID BY THE FUND investment advisory fees paid by the Fund to BHM&S,
                      Equinox and Tukman, represented an effective annual rate of .14 of 1% of average net assets before an increase of $86,000 based on performance. The investment advisory fees paid by the Fund for this period to BHM&S represented an effective annual rate of .14 of 1% of the average net assets managed by BHM&S. The investment advisory fees paid by the Fund for this period to Equinox and Tukman represented an effective annual rate of .20 of 1% and .24 of 1% of the average net assets managed by Equinox and Tukman, respectively.


OTHER ADVISORY        BHM&S, Equinox, Tukman and Vanguard's Core Management
INFORMATION           Group are authorized to select brokers or dealers to
                      execute purchases and sales of the Fund's portfolio securities, and directed to use their best efforts to obtain the best available price and most favorable execution with respect to all transactions. The full range and quality of brokerage services available are considered in making these determinations.

                      The Fund has authorized BHM&S, Equinox, Tukman and Vanguard's Core Management Group to pay higher commissions in recognition of brokerage services deemed necessary for the achievement of better execution, provided the advisers believe this to be in the best interest of the Fund. Although the Fund does not market its shares through intermediary brokers or dealers, the Fund may place orders with qualified broker-dealers who recommend the Fund to clients if the Officers of the Fund believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                      The Fund's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days' prior written notice to shareholders of the Fund, which shall include substantially the information concerning the adviser that would have normally been included in a proxy statement.
--------------------------------------------------------------------------------


PERFORMANCE
RECORD The table on page 14 provides investment results for the Fund for several periods throughout the Fund's lifetime. The results shown represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends, annualized for the indicated periods. Also included is comparative information with respect to the unmanaged Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity, and the Consumer Price Index, a statistical measure of changes in the prices of goods and services. The table does not make any allowance for federal, state or local income taxes which shareholders must pay on a current basis.


                      The results shown should not be considered a representation of the total return from an investment made in the Fund today. This information is provided to help investors better understand the Fund and may not provide a basis of comparison with other investments or mutual funds which use a different method to calculate performance.



                            AVERAGE ANNUAL RETURN FOR VANGUARD/WINDSOR II
                                      PERCENTAGE INCREASE
                            --------------------------------------
                        FISCAL PERIODS     VANGUARD/      S&P 500      CONSUMER
                        ENDED 10/31/95     WINDSOR II      INDEX      PRICE INDEX
                        ---------------    ----------      -------     -----------


                        1 Year                +23.1%       +26.4%         +2.7%
                        5 Years               +18.2        +17.2          +2.8
                        10 Years              +14.6        +15.4          +3.5
                        Lifetime*             +14.1        +15.1          +3.5



                            * June 24, 1985, to October 31, 1995. Data for the
                              Consumer Price Index begins June 30, 1985.

--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL
GAINS AND TAXES       The Fund expects to pay dividends from ordinary income
                      semi-annually. Capital gains distributions, if any, will be made annually.

THE FUND PAYS
SEMI-ANNUAL
DIVIDENDS AND
ANY CAPITAL GAINS
ANNUALLY
                      In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

                      Dividend and capital gains distributions may be automatically reinvested or received in cash. See "Choosing a Distribution Option" for a description of these distributions methods.

                      The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Fund from domestic (U.S.) sources.

                      Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Fund realizes net capital losses.

                      Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Fund. Also, keep in mind that if you purchase shares in the Fund shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                      The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

A CAPITAL GAIN OR
LOSS MAY BE REALIZED
UPON EXCHANGE
OR REDEMPTION         A sale of shares of the Fund is a taxable event, and may
                      result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

                      Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                      The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Employer Identification number and certifying that you are not subject to backup withholding.

                      The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Fund are exempt from Pennsylvania personal property taxes.

                      The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund. The Fund is managed without regard to tax ramifications.
--------------------------------------------------------------------------------


THE SHARE PRICE
OF THE FUND           The Fund's share price or "net asset value" per share is
                      determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the number of outstanding shares of the Fund. Net asset value is determined as of the regular close of the New
                      York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the exchange is open for trading.



                      Portfolio securities that are listed on a securities exchange are valued at the latest quoted sales prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange and which are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Short-term instruments (those with remaining maturities of 60 days or less) are valued at cost, plus or minus any amortized discount or premium, which approximates market. Other assets and securities for which market quotations are not readily available or which are restricted as to sale are valued by such methods as the Board of Directors deems in good faith to reflect fair value. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.



                      The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard.

--------------------------------------------------------------------------------


GENERAL
INFORMATION           The Company is a Maryland corporation. The Articles of
                      Incorporation permit the Directors to issue 2,200,000,000 shares of common stock, with a one cent par value. The
                      Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Company is offering shares of two series.

                      The shares of each series of the Company are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Company if requested in writing by the holders of not less than 10% of the outstanding shares of the Company.

                      All securities and cash are held by State Street Bank and Trust Company, Boston, MA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE


OPENING AN            You may open a regular (non-retirement) account, either by
ACCOUNT AND           mail or wire. Simply complete and return an Account
PURCHASING            Registration Form and any required legal documentation,
SHARES                indicating the amount you wish to invest. Your purchase
                      must be equal to or greater than the $3,000 minimum initial investment requirement ($1,000 for Uniform
                      Gifts/Transfer to Minors Act accounts). You must open a new Individual Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement.
                      Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution.
                      Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified retirement plan. If you need assistance with the forms or have any questions about the Fund, please call our Investor Information Department at 1-800-662-7447.
                      NOTE: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.



                      The Fund's shares are purchased at the next-determined net asset value after your investment has been received. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).



PURCHASE              1) Because of the risks associated with common stock
RESTRICTIONS             investments, the Fund is intended to be a long-term
                         investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Consequently the Fund reserves the right to reject any specific purchase (or exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.



                      2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to The Vanguard Group-73.


ADDITIONAL            Subsequent investments to regular accounts may be made by
INVESTMENTS           mail ($100 minimum), wire ($1,000 minimum), exchange from
                      another Vanguard Fund account, or Vanguard Fund Express.
                      Subsequent investments to Individual Retirement Accounts
                      may be made by mail ($100 minimum) or exchange from
                      another Vanguard Fund account. In some instances,
                      contributions may be made by wire or Vanguard Fund
                      Express. Please call us for more information on these
                      options.
--------------------------------------------------------------------------------

                                                                    ADDITIONAL INVESTMENTS
                          NEW ACCOUNT                               TO EXISTING ACCOUNTS

PURCHASING BY MAIL        Please include the amount of              Additional investments should
Complete and sign the     your initial investment on the            include the Invest-by-Mail
enclosed Account          registration form, make your              remittance form attached to your
Registration Form         check payable to The Vanguard             Fund confirmation statements.
                          Group-73, and mail to:                    Please make your check payable
                                                                    to The Vanguard Group-73, write
                          VANGUARD FINANCIAL CENTER                 your account number on your
                          P.O. BOX 2600                             check and, using the return
                          VALLEY FORGE, PA 19482                    envelope provided, mail to the
                                                                    address indicated on the Invest-
                                                                    by-Mail Form.

For express or            VANGUARD FINANCIAL CENTER                 All purchase requests should be
registered mail,          455 DEVON PARK DRIVE                      mailed to the address indicated
send to:                  WAYNE, PA 19087                           for new accounts. Do not send
                                                                    registered or express mail to
                                                                    the post office box address.
                          --------------------------------

PURCHASING BY WIRE
Money should be
wired to:                               CORESTATES BANK, N.A.
                                        ABA 031000011
                                        CORESTATES NO. 01019897
                                        ATTN VANGUARD
BEFORE WIRING
Please contact
Client Services
(1-800-662-2739)                        VANGUARD/WINDSOR II
                                        ACCOUNT NUMBER
                                        ACCOUNT REGISTRATION

                      To assure proper receipt, please be sure your bank includes the name of the Fund, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address above after completing your wire arrangement.
                      NOTE: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.
--------------------------------------------------------------------------------

PURCHASING BY
EXCHANGE (from a
Vanguard account)     You may open an account or purchase additional shares by
                      making an exchange from an existing Vanguard Fund account.
                      (As explained on page 5, however, the Fund reserves the
                      right to refuse any exchange purchase request.) Please
                      call our Client Services Department at 1-800-662-2739. The new account will have the same registration as the
                      existing account.
--------------------------------------------------------------------------------


PURCHASING BY
FUND EXPRESS

Special Purchase and
Automatic Investment  The Fund Express Special Purchase option lets you move money from your bank account to your Vanguard account at your request. Or if you choose the Automatic Investment option, money will be moved from your bank account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly or yearly) you select. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express service; please wait three weeks before using the service.

--------------------------------------------------------------------------------

CHOOSING A
DISTRIBUTION
OPTION
                      You must select one of three distribution options:

                      1. AUTOMATIC REINVESTMENT OPTION -- Both dividends and
                         capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

                      2. CASH DIVIDEND OPTION -- Your dividends will be paid in
                         cash and your capital gains will be reinvested in additional Fund shares.

                      3. ALL CASH OPTION -- Both dividend and capital gains
                         distributions will be paid in cash.

                      You may change your option by calling our Client Services Department (1-800-662-2739).

                      In addition, an option to invest your cash dividend and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
--------------------------------------------------------------------------------

TAX CAUTION

INVESTORS SHOULD ASK
ABOUT THE TIMING OF
CAPITAL GAINS AND
DIVIDEND DISTRIBUTIONS
BEFORE INVESTING
                      Under federal tax laws, the Fund is required to distribute net capital gains and dividend income to Fund shareholders. These distributions are made to all shareholders who own Fund shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Fund shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.

                      Prospective investors should, therefore, inquire about potential distributions before investing. The Fund's annual capital gains distribution normally occurs in December, while income dividends are generally paid semi-annually in June and December. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."
--------------------------------------------------------------------------------

IMPORTANT ACCOUNT
INFORMATION

ESTABLISHING OPTIONAL
SERVICES
                      The easiest way to establish optional Vanguard services on your account is to select the options you desire when you complete your Account Registration Form. IF YOU WISH TO ADD SHAREHOLDER OPTIONS LATER, YOU MAY NEED TO PROVIDE VANGUARD WITH ADDITIONAL INFORMATION AND A SIGNATURE GUARANTEE. PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) FOR FURTHER ASSISTANCE.

SIGNATURE GUARANTEES  For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, bankers and any other guarantors that Vanguard deems acceptable. A SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES
                      Share certificates will be issued upon request. If a certificate is lost, you may incur an expense to replace it.

BROKER-DEALER
PURCHASES             If you purchase shares in Vanguard funds through a
                      registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

CANCELLING TRADES     The Fund will not cancel any trade (e.g., a purchase,
                      exchange or redemption) believed to be authentic, received in writing or by telephone, once the trade request has been received.


ELECTRONIC PROSPECTUS
DELIVERY
                      If you would prefer to receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format, please call 1-800-231-7870 for additional information. If you elect to do so, you may also receive a paper copy of the prospectus, by calling 1-800-662-7447.

--------------------------------------------------------------------------------


WHEN YOUR
ACCOUNT WILL
BE CREDITED           Your trade date is the date on which your account is
                      credited. If your purchase is made by check, Federal Funds wire, or exchange, and is received by the close of the New
                      York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.


                      In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
--------------------------------------------------------------------------------


SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at any time. You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order.

--------------------------------------------------------------------------------

SELLING BY MAIL
                      Requests should be mailed to VANGUARD FINANCIAL CENTER, VANGUARD/WINDSOR II, P.O. BOX 1120, VALLEY FORGE, PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard/Windsor II, 455 Devon Park Drive, Wayne, PA 19087.)

                      The redemption price of shares will be the Fund's net asset value next determined after Vanguard has received all required documents in Good Order.
--------------------------------------------------------------------------------

DEFINITION OF         GOOD ORDER means that the request includes the following:
GOOD ORDER
                      1. The account number and Fund name.
                      2. The amount of the transaction (specified in dollars or
                         shares).
                      3. Signatures of all owners exactly as they are registered on the account.
                      4. Any required signature guarantees.
                      5. Other supporting legal documentation that might be
                         required, in the case of estates, corporations, trusts, and certain other accounts.
                      6. Any certificates that you hold for the account.

                      IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT AT 1-800-662-2739.
--------------------------------------------------------------------------------


SELLING BY TELEPHONE  To sell shares by telephone, you or your pre-authorized representative may call our Client Services Department at 1-800-662-2739. PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 10 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone, by Vanguard Online or, in writing, without the signatures of all account owners. The proceeds will be sent to you by mail. Please see also "Important Information About Telephone Transactions."

--------------------------------------------------------------------------------

SELLING BY FUND
EXPRESS


Automatic Withdrawal  If you select the Fund Express AUTOMATIC WITHDRAWAL
& Special Redemption  option, money will be automatically moved from your
                      Vanguard Fund account to your bank account according to the schedule you have selected. The SPECIAL REDEMPTION option lets you move money from your Vanguard account to your bank account on your request. You may elect Fund Express on the Account Registration Form or call our Investor Information Department at 1-800-662-7447 for a Fund Express application.
--------------------------------------------------------------------------------

SELLING BY EXCHANGE   You may sell shares of the Fund by making an exchange into another Vanguard Fund account. Please see "Exchanging Your
                      Shares" for details.
--------------------------------------------------------------------------------


IMPORTANT REDEMPTION  Shares purchased by check or Fund Express may be redeemed
INFORMATION           at any time. However, your redemption proceeds will not be paid until payment for the purchase is collected, which
                      will take ten calendar days.
--------------------------------------------------------------------------------


DELIVERY OF           Redemption requests received by telephone prior to the
REDEMPTION PROCEEDS   close of the New York Stock Exchange are processed on the
                      day of receipt and the redemption proceeds are normally sent on the following business day.

                      Redemption requests received by telephone after the close of the Exchange (generally 4:00 p.m., Eastern time) are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.


                      Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as described above in Important Redemption Information.

                      If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                      The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.


                      If the Board of Directors determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

--------------------------------------------------------------------------------


VANGUARD'S AVERAGE
COST STATEMENT        If you make a redemption from a qualifying account,
                      Vanguard will send you an Average Cost Statement which provides you with the tax basis of the shares you redeemed. Please see "Statements and Reports" for additional information.

--------------------------------------------------------------------------------


LOW BALANCE
FEE AND
MINIMUM ACCOUNT
BALANCE
REQUIREMENT           Due to the relatively high cost of maintaining smaller
                      accounts, the Fund will automatically deduct a $10 annual fee from non-retirement accounts with balances falling below $2,500 ($1,000 for Uniform Gifts/Transfers to Minors
                      Act accounts). This fee deduction will occur mid-year, beginning in 1996. The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000.



                      In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.



                      Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Fund's net asset value).

--------------------------------------------------------------------------------

EXCHANGING YOUR
SHARES Should your investment goals change, you may exchange your shares of Vanguard/ Windsor II for those of other available Vanguard Funds.

EXCHANGING BY
TELEPHONE

Call Client Services
(1-800-662-2739)      When exchanging shares by telephone, please have ready the
                      Fund name, account number, Social Security number or Employer Identification number listed on the account, and the exact name and address in which the account is registered. Only the registered shareholder, or his or her pre-authorized representative, may complete such an exchange. Requests for telephone exchanges received prior to the close of trading on the New York Stock Exchange
                      (generally 4:00 p.m. Eastern time) are processed at the close of business that same day. Requests received after the close of the Exchange are processed the next business day. Telephone exchanges are not accepted into or from VANGUARD BALANCED INDEX FUND, VANGUARD INDEX TRUST,
                      VANGUARD INTERNATIONAL EQUITY INDEX FUND AND VANGUARD
                      QUANTITATIVE

                      PORTFOLIOS. If you experience difficulty in making a telephone exchange, your exchange request may be made by regular or express mail, and it will be implemented at the closing net asset value on the date received by Vanguard provided the request is received in Good Order.

                      Please see "Important Information About Telephone Transactions" for additional important details.
--------------------------------------------------------------------------------

EXCHANGING BY MAIL    Please be sure to include on your exchange request the
                      name and account number of your current Fund, and the name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account
                      holders. Send your request to VANGUARD FINANCIAL CENTER,
                      VANGUARD/WINDSOR II, P.O. BOX 1120, VALLEY FORGE, PA
                      19482. (For express or registered mail, send your request
                      to Vanguard Financial Center, Vanguard/Windsor II, 455
                      Devon Park Drive, Wayne, PA 19087.)
--------------------------------------------------------------------------------

IMPORTANT EXCHANGE
INFORMATION           Before you make an exchange, you should consider the
                      following:

                      - Please read the Fund's prospectus before making an
                        exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                      - An exchange is treated as a redemption and a purchase;
                        therefore, you could realize a taxable gain or loss on the transaction.

                      - Exchanges are accepted only if the registrations and the
                        Taxpayer Identification numbers of the two accounts are identical.

                      - The shares to be exchanged must be on deposit and not
                        held in certificate form.


                      - New accounts are not currently accepted in
                        Vanguard/Windsor Fund or Vanguard PRIMECAP Fund.


                      - The redemption price of shares redeemed by exchange is
                        the net asset value next determined after Vanguard has received any required documents in Good Order.

                      - When opening a new account by exchange, you must meet
                        the minimum investment requirement of the new Fund.

                      Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, or to limit the amount of or reject any exchange, as deemed necessary, at any time.

                      The Fund's exchange purchase privilege is available only in states in which the shares of the Fund are registered for sale. The Fund's shares are currently registered for sale in all 50 states and the Fund intends to maintain such registration.
--------------------------------------------------------------------------------

EXCHANGE
PRIVILEGE
LIMITATIONS           The Fund's exchange privilege is not intended to afford
                      shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

                      Exchange activity generally will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAYS APART) from the Fund during any twelve month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS          The ability to initiate redemptions (except wire
                      redemptions) and exchanges by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted.

                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                      1. SECURITY CHECK.  To request a transaction by telephone, the caller must know (i) the name of the Portfolio;
                         (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or Employer Identification number listed on the account.

                      2. PAYMENT POLICY.  The proceeds of any telephone
                         redemption by mail will be made payable to the registered shareowners and mailed to the address of record, only.


                      Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account. If Vanguard fails to follow reasonable security procedures, it may be liable for any losses resulting from unauthorized or fraudulent telephone transactions on your account.

--------------------------------------------------------------------------------

TRANSFERRING
REGISTRATION          You may transfer the registration of any of your Fund
                      shares to another person by completing a transfer form and sending it to: VANGUARD FINANCIAL CENTER, P.O. BOX 1110,
                      VALLEY FORGE, PA 19482. The request must be in Good Order.
                      Before mailing your request, please call our Client
                      Services Department (1-800-662-2739) for full
                      instructions.
--------------------------------------------------------------------------------

STATEMENTS AND
REPORTS Vanguard will send you a confirmation statement each time you initiate a transaction in your account, except for checkwriting redemptions from Vanguard money market accounts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.


                      Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Portfolio

                      Summary Statements. Please call our Client Services Department (1-800-662-2739) for information.


                      Financial reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end.
--------------------------------------------------------------------------------

OTHER VANGUARD
SERVICES For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT
DEPOSIT SERVICE       With Vanguard's Direct Deposit Service, most U.S.
                      Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account.
                      Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC
EXCHANGE SERVICE      Vanguard's Automatic Exchange Service allows you to move
                      money automatically among your Vanguard fund accounts. For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund, or to contribute to an IRA or other retirement plan.
                      Please contact our Client Services Department at
                      1-800-662-2739 for additional information.

VANGUARD
FUND EXPRESS          Vanguard's Fund Express allows you to transfer money
                      between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.


                      Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard funds. For more information, please refer to the Vanguard Fund Express brochure.


VANGUARD
DIVIDEND EXPRESS      Vanguard's Dividend Express allows you to transfer your
                      dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form, or call our Investor Information Department (1-800-662-7447) for a
                      Vanguard Dividend Express application.

VANGUARD
TELE-ACCOUNT          Vanguard's Tele-Account is a convenient, automated service that provides share price, price change and yield
                      quotations on Vanguard Funds through any TouchToneTM
                      telephone. This service also lets you obtain information
                      about your account balance, your last transaction, and
                      your most recent dividend or capital gains payment. To
                      contact Vanguard's Tele-Account service, dial
                      1-800-ON-BOARD (1-800-662-6273). A brochure offering
                      detailed operating instructions is available from our
                      Investor Information Department (1-800-662-7447).
--------------------------------------------------------------------------------

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

     [VANGUARD WINDSOR II LOGO]            [FLAG LOGO]
     ---------------------------
     THE VANGUARD GROUP            [VANGUARD WINDSOR II LOGO]
     OF INVESTMENT
     COMPANIES                   P   R   O   S   P   E   C   T   U   S
     Vanguard Financial Center
     P.O. Box 2600                        FEBRUARY 28, 1996
     Valley Forge, PA 19482

     INVESTOR INFORMATION
     DEPARTMENT:
     1-800-662-7447 (SHIP)            [THE VANGUARD GROUP LOGO]

     CLIENT SERVICES
     DEPARTMENT:
     1-800-662-2739 (CREW)

     TELE-ACCOUNT FOR
     24-HOUR ACCESS:
     1-800-662-6273 (ON-BOARD)

     TELECOMMUNICATION SERVICE
     FOR THE HEARING-IMPAIRED:
     1-800-662-2738

     TRANSFER AGENT:
     The Vanguard Group, Inc.
     Vanguard Financial Center
     Valley Forge, PA 19482


     P073

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
VANGUARD
WINDSOR
  FUND
 [LOGO]

                                              A Series of Vanguard/Windsor Funds
                                              and A Member of The Vanguard Group
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


PROSPECTUS -- FEBRUARY 28, 1996

--------------------------------------------------------------------------------

FUND INFORMATION: INSTITUTIONAL PARTICIPANT SERVICES -- 1-800-523-1188
--------------------------------------------------------------------------------


INVESTMENT            Vanguard/Windsor II (the "Fund") is an open-end
OBJECTIVE AND         diversified investment company that seeks to provide
POLICIES              long-term growth of capital and income by investing
                      primarily in common stocks. The Fund's secondary objective is to provide current income. There can be no assurance that the Fund will achieve these objectives. Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.



                      The Fund is an independent series of Vanguard/Windsor Funds, Inc. (the "Company"). The Company is currently offering shares of two series. This Prospectus relates to the Vanguard/Windsor II series only.

--------------------------------------------------------------------------------

IMPORTANT NOTE        This Prospectus is intended exclusively for participants
                      in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k)
                      thrift plans, as well as 403(b)(7) custodial accounts for
                      non-profit educational and charitable organizations.
                      Another version of this Prospectus, containing information on how to open a personal investment account with the
                      Fund, is available for individual investors. To obtain a
                      copy of that version of the Prospectus, please call
                      1-800-662-7447.
--------------------------------------------------------------------------------

OPENING AN
ACCOUNT The Fund is an investment option under a retirement or savings program sponsored by your employer. The administrator of your retirement plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

                      If you have any questions about the Fund, please contact Participant Services at 1-800-523-1188. If you have any questions about your plan account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
--------------------------------------------------------------------------------


ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information you should know about the Fund before you invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. This Statement is dated February 28, 1996, and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund or by calling
                      Participant Services.

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                   Page                                       Page                      Page
Fund Expenses .....................  2     Who Should Invest .................  5     Dividends, Capital Gains
Financial Highlights  .............  2     Implementation of Policies ........  6       and Taxes ....................... 14
Yield and Total Return  ...........  3     Investment Limitations ............  8     The Share Price of The Fund ....... 14
Investment Objectives .............  4     Management of the Fund ............  8     General Information ............... 14
Investment Policies ...............  4     Investment Advisers ...............  9     Service Guide ..................... 16
Investment Risks ..................  4     Performance Record ................ 13     Participating in Your Plan ........ 16


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FUND EXPENSES         The following table illustrates ALL expenses and fees that a shareholder of the Fund would incur. The expenses and fees set forth in the table are for the 1995 fiscal year.



                                                    SHAREHOLDER TRANSACTION EXPENSES
                           -----------------------------------------------------------------------------------
                           Sales Load Imposed on Purchases........................................       None
                           Sales Load Imposed on Reinvested Dividends.............................       None
                           Redemption Fees........................................................       None
                           Exchange Fees..........................................................       None

                                                     ANNUAL FUND OPERATING EXPENSES
                           -----------------------------------------------------------------------------------
                           Management & Administrative Expenses...................................       0.23%
                           Investment Advisory Fees...............................................       0.14
                           12b-1 Fees.............................................................       None
                           Other Expenses
                             Distribution Costs............................................   0.02%
                             Miscellaneous Expenses........................................   0.01
                                                                                              ----
                           Total Other Expenses...................................................       0.03
                                                                                                        -----
                                    TOTAL OPERATING EXPENSES......................................       0.40%
                                                                                                        =====


                      The purpose of this table is to assist you in understanding the various costs and expenses that an investor would bear directly or indirectly as a shareholder in the Fund.

                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any kind.


                        1 YEAR       3 YEARS     5 YEARS       10 YEARS
                        ------       -------     -------       --------
                          $  4         $  13       $  22           $ 51


                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------


FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding through each period, insofar as they relate to each of the five years in the period ended October 31, 1995, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto which, together with the remaining portions of the Fund's 1995 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price
                      Waterhouse LLP, in the Fund's 1995 Annual Report to
                      Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1995 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or by calling Participant Services at 1-800-523-1188.

                                                                       YEAR ENDED OCTOBER 31,
                                   ------------------------------------------------------------------------------------------
                                    1995      1994      1993      1992     1991     1990     1989     1988     1987     1986
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD......................   $17.33   $17.98    $15.75    $15.07   $11.91   $15.81   $13.23   $12.41   $12.48    $9.91
                                   -------   ------    ------    ------   ------   ------   ------   ------   ------   ------
INVESTMENT OPERATIONS
  Net Investment Income..........      .58      .55       .50       .56      .62      .67      .73      .60      .52      .43
  Net Realized and Unrealized
    Gain (Loss) on Investments...     3.17     (.19)     2.47      1.17     3.55    (3.22)    2.42     1.63     (.39)    3.09
                                    ------   ------    ------    ------   ------   ------   ------   ------   ------   ------
    TOTAL FROM INVESTMENT
      OPERATIONS.................     3.75      .36      2.97      1.73     4.17    (2.55)    3.15     2.23      .13     3.52
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment
    Income.......................     (.55)    (.51)     (.52)     (.61)    (.73)    (.74)    (.57)    (.61)    (.20)    (.43)
  Distributions from Realized
    Capital Gains................     (.47)    (.50)     (.22)     (.44)    (.28)    (.61)      --     (.80)      --     (.52)
                                    ------   ------    ------    ------   ------   ------   ------   ------   ------   ------
    TOTAL DISTRIBUTIONS..........    (1.02)   (1.01)     (.74)    (1.05)   (1.01)   (1.35)    (.57)   (1.41)    (.20)    (.95)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...   $20.06   $17.33    $17.98    $15.75   $15.07   $11.91   $15.81   $13.23   $12.41   $12.48
=============================================================================================================================
TOTAL RETURN.....................    23.08%    2.22%    19.51%    12.50%   36.61%  (17.48)%  24.68%   20.54%     .90%   35.62%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions).....................  $10,272   $8,246    $7,486    $4,878   $3,298   $2,087   $2,162   $1,485   $1,323     $814
Ratio of Expenses to Average
  Net Assets.....................      .40%*    .39%      .39%      .41%     .48%     .52%     .53%     .58%     .49%     .65%
Ratio of Net Investment Income to
  Average Net Assets.............     3.27%    3.26%     3.11%     3.72%    4.51%    4.93%    5.29%    4.94%    4.11%    4.33%
Portfolio Turnover Rate..........       30%      24%       26%       23%      41%      20%      22%      25%      46%      50%



* Effective in fiscal 1995; does not include expense reductions from directed brokerage arrangements. The 1995 Ratio of Expenses to Average Net Assets is .39% after including these reductions.

--------------------------------------------------------------------------------

YIELD AND
TOTAL RETURN          From time to time the Fund may advertise its yield and
                      total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over one- , five- and ten-year periods or for the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.


                      In accordance with the industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Fund is calculated daily by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Fund's securities, and is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over thirty days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Fund to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account or the yield reported in the Fund's reports to shareholders. Additionally, the Fund may compare its performance to that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500").
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVES

THE FUND SEEKS TO
PROVIDE LONG-TERM
GROWTH OF CAPITAL
AND INCOME            The objective of the Fund is to provide long-term growth
                      of capital and income. The Fund's secondary objective is to provide current income. There can be no assurance that the Fund will achieve these objectives.

                      These investment objectives are fundamental and so cannot be changed without the approval of a majority of the Fund's shareholders.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES

THE FUND INVESTS
PRIMARILY IN
COMMON STOCKS         The Fund follows a flexible investment strategy,
                      emphasizing income-producing stocks which the investment advisers believe to be undervalued by the market at the time of purchase. Generally, these securities are characterized by below-average price-earnings ratios relative to the stock market, as measured by the Standard
                      & Poor's 500 Composite Stock Price Index. The Fund is managed without regard to tax ramifications.

                      Stocks will be selected based upon assessments of statistical measures of current value (such as low price-earnings and low price-to-book value ratios) and future earnings prospects. Returns on such stocks can be influenced by the recognition of their undervaluation by other investors based on statistical measures or changes in expectations regarding potential earnings and dividend growth. If a stock has reached a fully-valued position as determined by one of the Fund's investment advisers, the stock will ordinarily be sold regardless of the time it has been held and replaced by one or more securities that are considered to be undervalued.

                      Although the Fund invests primarily in common stocks, it may invest in money market instruments, fixed-income securities, and other equity securities, such as preferred stock. The Fund is expected, under normal circumstances, to be substantially fully invested in common stocks. In addition, the Fund may invest in stock futures and options to a limited extent. See "Implementation of Policies" for a description of these and other investment practices of the Fund.


                      The Fund is responsible for voting the shares of all securities it holds.


                      The investment policies of the Fund are not fundamental and so may be changed by the Board of Directors without shareholder approval.
--------------------------------------------------------------------------------


INVESTMENT RISKS

THE FUND IS SUBJECT
TO MARKET RISK
                      As a mutual fund investing primarily in common stocks, the Fund is subject to market risk -- i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market has tended to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.


                      To illustrate the volatility of domestic stock prices, the following table sets forth the extremes for U.S. stock market returns as well as the average return for the period from 1926 to 1995, as measured by the Standard & Poor's 500 Composite Stock Price Index:



                          AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1995)
                                       OVER VARIOUS TIME HORIZONS
                                    1 YEAR     5 YEARS     10 YEARS     20 YEARS
                                    ------     -------     --------     --------
                        Best        +53.9 %     +23.9%       +20.1%       +16.9%
                        Worst       -43.3       -12.5        - 0.9        + 3.1
                        Average     +12.5       +10.3        +10.7        +10.7



                      As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.7% for all 10-year periods from 1926 to 1995. While this average return can be used as a guide for setting reasonable expectations for future stock market returns, it may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.


                      This table of U.S. stock market returns should not be viewed as a representation of future returns for the Fund or the U.S. stock market. The illustrated returns represent historical investment performance, which may be a poor guide to future returns. Also, stock market indexes such as the S&P 500 are based on unmanaged portfolios of securities before transaction costs and other expenses. Such costs will reduce the relative investment performance of the Fund and other "real world" portfolios. Finally, the Fund is likely to differ in portfolio composition from broad stock market averages, and so the Fund's performance should not be expected to mirror the returns provided by a specific index.

THE FUND IS ALSO
SUBJECT TO
MANAGER RISK          The investment adviser manages the Fund according to the
                      traditional methods of "active" investment management,
                      which involve the buying and selling of securities based
                      upon economic, financial and market analysis and
                      investment judgment. Manager risk refers to the
                      possibility that the Fund's investment adviser may fail to execute the Fund's investment strategy effectively. As a
                      result, the Fund may fail to achieve its stated objective.
--------------------------------------------------------------------------------

WHO SHOULD
INVEST

LONG-TERM INVESTORS
SEEKING GROWTH OF
CAPITAL AND INCOME    The Fund is intended for investors who are seeking growth
                      of capital and income. Although the Fund's secondary objective is to provide current income, investors should not consider the Fund a substitute for fixed-income investments. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs, the Fund has adopted certain policies. The
                      Fund reserves the right to reject any purchase request
                      (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund reserves the right to suspend the offering of its shares.

                      No assurance can be given that the Fund will attain its objectives or that shareholders will be protected from the risk of loss that is inherent in equity investing. Investors may wish to reduce the potential risk of investing in the Fund by purchasing shares on a regular periodic basis (dollar-cost averaging) rather than making an investment in one lump sum.

                      Investors should not consider the Fund a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics -- including common stocks, bonds and money market instruments. Investors may also wish to complement an investment in the Fund with other types of common stock investments.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES           In addition to investing primarily in equity securities,
                      the Fund follows a number of additional investment practices to achieve its objectives.

THE FUND MAY INVEST
IN SHORT-TERM FIXED
INCOME SECURITIES     Although it normally seeks to remain substantially fully
                      invested in equity securities, the Fund may invest temporarily in certain short-term fixed income securities.
                      Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporarily defensive position against a potential stock market decline. No more than 35% of the Fund's assets will be committed to short-term fixed income securities for purposes other than taking a temporary defensive position. These securities include:
                      obligations of the U.S. Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

                      A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller -- a U.S. commercial bank or recognized U.S. securities dealer -- sells securities to the Fund and agrees to repurchase the securities at the Fund's cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Fund will have a total value equal to or in excess of the value of the repurchase agreement, and will be held by the Fund's Custodian Bank until repurchased.


THE FUND MAY LEND
ITS SECURITIES        The Fund may lend its investment securities to qualified
                      institutional investors for either short-term or long-term periods for the purpose of realizing additional income.
                      Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.


BORROWING             The Fund may borrow money, subject to the restrictions
                      described below in Investment Limitations, for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities.


PORTFOLIO TURNOVER
IS NOT EXPECTED TO
EXCEED 100%           Although it generally seeks to invest for the long term,
                      the Fund retains the right to sell securities irrespective of how long they have been held. It is anticipated that the annual portfolio turnover of the Fund will not exceed
                      100%. A turnover rate of 100%
                      would occur, for example, if all of the securities of the Fund were replaced within one year.


DERIVATIVE
INVESTING             Derivatives are instruments whose values are linked to or
                      derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.



THE FUND MAY INVEST
IN DERIVATIVE
SECURITIES            The Fund may invest in futures contracts and options, but
                      only to a limited extent. Specifically, the Fund may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.



                      Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index. While futures contracts and options can be used as leveraged investments, the Fund may not use futures or options transactions to leverage its net assets.



                      For example, in order to remain fully invested in stocks while maintaining liquidity to meet potential shareholder redemptions, the Fund may invest a portion of its assets in a stock futures contract. Because futures contracts only require a small initial margin deposit, the Fund would then be able to maintain a cash reserve for potential redemptions, while at the same time remaining fully invested. Also, because the transaction costs of futures and options may be lower than the costs of investing in stocks directly, it is expected that the use of futures contracts and options may reduce the Fund's total transaction costs.



                      The Fund may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Fund's stock holdings.



FUTURES CONTRACTS
AND OPTIONS POSE
CERTAIN RISKS         The primary risks associated with the use of futures
                      contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by the Fund and the prices of futures contracts and options;
                      and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.



                      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, the Fund will segregate cash or cash equivalents in the amount of the underlying obligation.

--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS

THE FUND HAS ADOPTED  The Fund has adopted certain limitations on its investment
CERTAIN FUNDAMENTAL   practices. Specifically, the Fund will not:
LIMITATIONS
                      (a)  with respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the total assets of the Fund would be invested in the securities of such issuer;

                      (b) invest more than 25% of its assets in any one industry; and

                      (c) borrow money, except that the Fund may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the net assets of the Fund (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the net assets of the Fund, the Fund will not make any additional investments.


                      These investment limitations are considered at the time investment securities are purchased. The investment limitations described here and in the Statement of Additional Information are fundamental and may be changed only with the approval of a majority of the Fund's shareholders.

--------------------------------------------------------------------------------


MANAGEMENT OF
THE FUND

VANGUARD ADMINISTERS  The Fund is a member of The Vanguard Group of Investment
AND DISTRIBUTES       Companies, a family of more than 30 investment companies
THE FUND              with more than 90 distinct investment portfolios and total assets in excess of $180 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc.
                      ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services.
                      Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds, including
                      Vanguard/Windsor II. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1995, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .31% compared to an average of 1.11% for the mutual fund industry (data provided by Lipper Analytical Services).


                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard provides distribution and marketing services to the funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------


INVESTMENT
ADVISERS

FOUR ADVISERS         Vanguard/Windsor II employs a multi-manager approach
OVERSEE THE FUND'S    utilizing four investment advisers to manage the Fund's
INVESTMENTS:          assets. The Fund has investment advisory contracts with:
                      Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S"), One
                      McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas,
                      TX 75204-2429; Equinox Capital Management, Inc.
                      ("Equinox"), 399 Park Ave., 28th floor, New York, NY
                      10022; and Tukman Capital Management, Inc. ("Tukman"), 60
                      East Sir Francis Drake Boulevard, Larkspur, CA 94939.
                      Additionally, a portion of the Fund's assets will be managed on an at cost basis by Vanguard's Core Management
                      Group. Neither BHM&S, Equinox nor Tukman is affiliated in any way with Wellington Management Company, the investment adviser to Vanguard/Windsor Fund.



                      The proportion of the net assets of the Fund managed by each adviser is established by the Board of Directors and may be changed in the future as circumstances warrant. Currently, BHM&S manages approximately 72% of the equity allocation of the Fund, Equinox and Tukman manage approximately 10% each, and Vanguard's Core Management Group manages approximately 8% of the Fund's equity allocation. Investors will be advised of any substantive changes in the proportions managed by each adviser. Each adviser discharges their responsibilities subject to the control of the Directors and Officers.


BARROW, HANLEY,       BHM&S manages the investment and reinvestment of a portion
MEWHINNEY & STRAUSS   of the Fund's assets and continuously reviews, supervises,
(BHM&S)               and administers the Fund's investment program with respect to those assets. BHM&S discharges its responsibilities subject to the control of the Officers and Directors of the Fund.



                      BHM&S, founded in 1979, is a professional investment counseling firm which provides investment services to investment companies, institutions, and individuals. As of December 31, 1995, BHM&S held discretionary management authority with respect to approximately $16.3 billion of assets.



                      The investment principals at BHM&S develop a common, firm-wide investment strategy that is employed in managing client investment portfolios and selecting individual securities for those portfolios. James P. Barrow, a founding principal and Vice President of BHM&S, is the portfolio manager for the assets of the Fund managed by BHM&S, a position he has held since the Fund's inception in 1985. He contributes to the development of the common portfolio management strategy used at BHM&S, and is also responsible for seeing that the Fund's assets are managed in a way consistent with the firm's overall approach.

                      BHM&S earns a basic advisory fee, calculated by applying the following annual percentage rates to the average month-end net assets of the Fund managed by BHM&S:


                                               ANNUAL
                            NET ASSETS          RATE
                        -------------------    ------
                        First $200 million     0.300%
                        Next $300 million      0.200%
                        Next $500 million      0.150%
                        Over $1 billion        0.125%

                      The Fund's payments to BHM&S under the above schedule are subject to an incentive/penalty fee arrangement which compares the performance of the Fund's assets managed by BHM&S with the performance of the Standard & Poor's/BARRA Value Index. This arrangement provides for the following adjustments to BHM&S's basic fee:



                                 CUMULATIVE THREE-YEAR PERFORMANCE             INCENTIVE/PENALTY
                            DIFFERENTIAL VS. THE S&P/BARRA VALUE INDEX          FEE ADJUSTMENT
                          -----------------------------------------------      -----------------
                          Less than or equal to -9% points                     0.75 X Basic Fee
                          Equal to or less than -6% points but greater
                            than -9% points                                    0.85 X Basic Fee
                          Less than +6% points but greater than
                            -6% points                                            Basic Fee
                          Equal to or greater than +6% points but less
                            than +9% points                                    1.15 X Basic Fee
                          Greater than or equal to +9% points                  1.25 X Basic Fee

                      Under rules of the Securities and Exchange Commission, the incentive/penalty fee structure will not be fully operable until the quarter ending April 30, 1996 and, until that date, will be calculated according to certain transition rules. A detailed description of the incentive/penalty fee schedule for BHM&S and the applicable transition rules is contained in the Statement of Additional Information.


EQUINOX CAPITAL       Equinox manages the investment and reinvestment of a
MANAGEMENT            portion of the Fund's assets, and continuously reviews,
(EQUINOX)             supervises and administers the Fund's investment program
                      with respect to those assets.



                      Equinox is a professional investment counseling firm founded in 1989. As of December 31, 1995, Equinox provided investment advisory services with respect to approximately $5.1 billion of assets. Ronald J. Ulrich, Director and President, is the principal investment officer and founder of Equinox. Mr. Ulrich has served as portfolio manager for the assets of the Fund managed by Equinox since 1991, when the Fund first hired Equinox.

                      Equinox earns a basic advisory fee, calculated by applying the following annual percentage rates to the average month-end net assets of the Fund managed by Equinox:

                                               ANNUAL
                            NET ASSETS          RATE
                        ------------------    --------
                        First $100 million     .300%
                        Next $300 million      .200%
                        Over $400 million      .150%

                      The Fund's payments to Equinox under the above schedule are subject to an incentive/penalty fee arrangement which compares the performance of the Fund's assets managed by Equinox with the performance of the Standard & Poor's 500 Composite Stock Price Index. This arrangement provides for the following adjustments to Equinox's basic fee:

                                 CUMULATIVE THREE-YEAR PERFORMANCE
                                   DIFFERENTIAL VS. THE S&P 500
                          -----------------------------------------------      INCENTIVE/PENALTY
                                                                                FEE ADJUSTMENT
                                                                               -----------------
                          Less than or equal to -9% points                     0.50 X Basic Fee
                          Equal to or less than -4.5% points but greater
                            than -9% points                                    0.75 X Basic Fee
                          Less than +4.5% points but greater than
                            -4.5% points                                          Basic Fee
                          Equal to or greater than +4.5% points but less
                            than +9% points                                    1.25 X Basic Fee
                          Greater than or equal to +9% points                  1.50 X Basic Fee


TUKMAN CAPITAL        Tukman manages the investment and reinvestment of a
MANAGEMENT            portion of the Fund's assets, and continuously reviews,
(TUKMAN)              supervises and administers the Fund's investment program
                      with respect to those assets.



                      Tukman is a professional investment counseling firm founded in 1980. As of December 31, 1995, Tukman provided investment advisory services with respect to assets of approximately $2.9 billion. Melvin T. Tukman, President, Director and founder of Tukman, has served as portfolio manager for the assets of the Fund managed by the firm since 1991, when the Fund first hired Tukman.


                      Tukman earns a basic advisory fee, calculated by applying the following annual percentage rates to the average month-end net assets of the Fund managed by Tukman.

                                                 ANNUAL
                             NET ASSETS           RATE
                        -------------------     --------
                        First $25 million        .400%
                        Next $125 million        .350%
                        Next $350 million        .250%
                        Next $500 million        .200%
                        Over $1 billion          .150%

                      The Fund's payments to Tukman under the above schedule are subject to an incentive/penalty fee arrangement which compares the performance of the Fund's assets managed by Tukman with the performance of the Standard & Poor's 500 Composite Stock Price Index. This arrangement provides for the following adjustments to Tukman's basic fee:

                                CUMULATIVE THREE-YEAR PERFORMANCE
                                  DIFFERENTIAL VS. THE S&P 500
                          ---------------------------------------------        INCENTIVE/PENALTY
                                                                                FEE ADJUSTMENT
                                                                               -----------------
                          Less than or equal to -12% points                    0.50 X Basic Fee
                          Equal to or less than -6% points but greater
                            than -12% points                                   0.75 X Basic Fee
                          Less than +6% points but greater than
                            -6% points                                            Basic Fee
                          Equal to or greater than +6% points but less
                            than +12% points                                   1.25 X Basic Fee
                          Greater than or equal to +12% points                 1.50 X Basic Fee


VANGUARD'S CORE       Vanguard's Core Management Group provides investment
MANAGEMENT GROUP      advisory services on an at-cost basis with respect to a
                      portion of the Fund's assets. The Core Management Group also provides investment advisory services to several
                      Vanguard funds, including Vanguard Index Trust, Vanguard
                      Balanced Index Fund, Vanguard Horizon Fund, Vanguard
                      International Equity Index Fund, Vanguard Institutional
                      Index Fund, several indexed separate accounts, as well as a portion of Vanguard/ Morgan Growth Fund's assets. Total assets under management by the Core Management Group were approximately $33 billion as of December 31, 1995. The portion of the Fund allocated to the Core Management Group is managed using computerized, quantitative techniques based on a value index constructed to approximate the aggregate fundamental characteristics of a typical large capitalization-value fund such as Windsor II. For further information concerning the index, please refer to the Statement of Additional Information. The Core Management
                      Group is supervised by the Officers of the Fund.



AGGREGATE ADVISORY    For the fiscal year ended October 31, 1995, the investment
FEES PAID BY THE FUND advisory fees paid by the Fund to BHM&S, Equinox and
                      Tukman represented an effective annual rate of .14 of 1% of average net assets before an increase of $86,000 based on performance. The investment advisory fees paid by the Fund for this period to BHM&S represented an effective annual rate of .14 of 1% of the average net assets managed by BHM&S. The investment advisory fees paid by the Fund for the period to Equinox and Tukman represented an effective annual rate of .20 of 1% and .24 of 1% of the average net assets managed by Equinox and Tukman, respectively.


OTHER ADVISORY        BHM&S, Equinox, Tukman and Vanguard's Core Management
INFORMATION           Group are authorized to select brokers or dealers to
                      execute purchases and sales of the Fund's portfolio securities, and directed to use their best efforts to obtain the best available price and most favorable execution with respect to all transactions. The full range and quality of brokerage services available are considered in making these determinations.

                      The Fund has authorized BHM&S, Equinox, Tukman and Vanguard's Core Management Group to pay higher commissions in recognition of brokerage services deemed necessary for the achievement of better execution, provided the advisers believe this to be in the best interest of the Fund. Although the Fund does not market its shares through intermediary brokers or dealers, the Fund may place orders with qualified broker-dealers who recommend the Fund to clients if the Officers of the Fund believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                      The Fund's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days' prior written notice to shareholders of the Fund, which shall include substantially the information concerning the adviser that would have normally been included in a proxy statement.
--------------------------------------------------------------------------------


PERFORMANCE
RECORD The table below provides investment results for the Fund for several periods throughout the Fund's lifetime. The results shown represent "total return" investment performance which assumes the reinvestment of all capital gains and income dividends, annualized for the indicated periods. Also included is comparative information with respect to the unmanaged Standard & Poor's 500 Composite Stock Price Index, a widely-used barometer of stock market activity, and the Consumer Price Index, a statistical measure of changes in the prices of goods and services. The table does not make any allowance for federal, state or local income taxes which shareholders must pay on a current basis.


                      The results should not be considered a representation of the total return from an investment made in the Fund today. This information is provided to help investors better understand the Fund and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.




                             AVERAGE ANNUAL RETURN FOR VANGUARD/WINDSOR II
                                                  PERCENTAGE INCREASE
                                           --------------------------------------
                        FISCAL PERIODS      VANGUARD      S&P 500      CONSUMER
                        ENDED 10/31/95     WINDSOR II      INDEX      PRICE INDEX
                        ---------------    ----------     -------     -----------
                        1 Year                +23.1%       +26.4 %        +2.7%
                        5 Years               +18.2        +17.2          +2.8
                        10 Years              +14.6        +15.4          +3.5
                        Lifetime*             +14.1        +15.1          +3.5



                            * June 24, 1985, to October 31, 1995. Data for the
                              Consumer Price Index begins June 30, 1985.

--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL
GAINS AND TAXES

THE FUND PAYS
SEMI-ANNUAL
DIVIDENDS AND
ANY CAPITAL GAINS
ANNUALLY The Fund expects to pay dividends from ordinary income semi-annually. Capital gains distributions, if any, will be made annually. All dividend and capital gains distributions are automatically reinvested in additional shares of the Fund. In order to satisfy certain distribution requirements of the IRS, the Fund may also declare special year-end distributions during December. The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent that its income is distributed to its shareholders.

                      If you utilize the Fund as an investment option in an employer-sponsored retirement savings plan, dividend and capital gains distributions from the Fund generally will not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and savings plans are governed by a complex set of tax rules. You should consult your plan administrator, the plan's "Summary Plan Description," or a professional tax adviser regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.
--------------------------------------------------------------------------------


THE SHARE PRICE
OF THE FUND           The Fund's share price or "net asset value" per share is
                      determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the number of outstanding shares of the Fund. Net asset value in determined as of the regular close of the New
                      York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the exchange is open for trading.



                      Portfolio securities that are listed on a securities exchange are valued at the latest quoted sales prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange and which are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Short-term instruments (those with remaining maturities of 60 days or less) are valued at cost, plus or minus any amortized discount or premium, which approximates market. Other assets and securities for which market quotations are not readily available or which are restricted as to sale are valued by such methods as the Board of Directors deems in good faith to reflect fair value. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.



                      The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard.

--------------------------------------------------------------------------------


GENERAL
INFORMATION           The Company is a Maryland corporation. The Articles of
                      Incorporation permit the Directors to issue 2,200,000,000 shares of common stock, with a one cent par value. The
                      Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Company is offering shares of two series.

                      The shares of each series of the Company are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features, and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Company if requested in writing, by the holders of not less than 10% of the outstanding shares of the Company.

                      All securities and cash are held by State Street Bank and Trust Company, Boston, MA. The Vanguard Group, Inc., Valley Forge, PA. serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                                 SERVICE GUIDE

PARTICIPATING         The Fund is available as an investment option in your
IN YOUR PLAN          retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

                      If you have any questions about the Fund, including the Fund's investment objective, policies, risk characteristics or historical performance, please contact Participant Services at 1-800-523-1188.

                      If you have questions about your account, contact your plan administrator or the organization which provides recordkeeping services for your plan.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS    You may be permitted to elect different investment
AND ALLOCATIONS       options, alter the amounts contributed to your plan, or
                      change how contributions are allocated among your
                      investment options in accordance with your plan's specific provision. See your plan administrator or employee
                      benefits office for more details.
--------------------------------------------------------------------------------


TRANSACTIONS IN       Contributions, exchanges or distributions of the Fund's
FUND SHARES           shares are effective when received in "good order" by
                      Vanguard. "Good order" means that complete information on the purchase, exchange or redemption and the appropriate signatures and monies have been received by Vanguard.

--------------------------------------------------------------------------------


MAKING EXCHANGES      Your plan may allow you to exchange all or part of your
                      existing plan balance from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options, particularly company stock or guaranteed investment contracts (GICs), may be subject to unique restrictions.


                      Before making an exchange, you should consider the following:

                      - If you are making an exchange to another Vanguard Fund
                        option, please read the Fund's prospectus. Contact Participant Services at 1-800-523-1188 for a copy.

                      - Exchanges are accepted by Vanguard only as permitted by
                        your plan. Your plan administrator can explain how frequently exchanges are allowed.

                      - As explained on page 5, the Fund reserves the right to
                        refuse any exchange purchase request.
--------------------------------------------------------------------------------

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


                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                                                       [FLAG LOGO]

                                                [VANGUARD WINDSOR II LOGO]

                                                 I N S T I T U T I O N A L

        ---------------------------                 P R O S P E C T U S

        THE VANGUARD GROUP                           FEBRUARY 28, 1996
          OF INVESTMENT
          COMPANIES                              [THE VANGUARD GROUP LOGO]
        Vanguard Financial Center
        P.O. Box 2900
        Valley Forge, PA 19482

        INSTITUTIONAL PARTICIPANT
          SERVICES DEPARTMENT:
        1-800-523-1188

        TRANSFER AGENT:
        The Vanguard Group, Inc.
        Vanguard Financial Center
        Valley Forge, PA 19482



    I023


--------------------------------------------------------------------------------

                                     PART B

                          VANGUARD/WINDSOR FUNDS, INC.
                       (FORMERLY THE WINDSOR FUNDS, INC.)

                      STATEMENT OF ADDITIONAL INFORMATION


                               FEBRUARY 28, 1996



     This Statement is not a prospectus, but should be read in conjunction with:
(1) the current Prospectus (dated February 28, 1996) relating to the Windsor Fund series or the Windsor II series, as appropriate. To obtain either Prospectus please call the Investor Information Department:


                                 1-800-662-7447

                               TABLE OF CONTENTS


                                                                                            PAGE
                                                                                            ----
The Company...............................................................................   B-1
Investment Objectives and Policies........................................................   B-1
Purchase of Shares........................................................................   B-6
Redemption of Shares......................................................................   B-6
Yield and Total Return....................................................................   B-7
Investment Limitations....................................................................   B-7
Management of the Company.................................................................   B-9
Investment Advisory Services..............................................................  B-12
Portfolio Transactions....................................................................  B-17
Performance Measures......................................................................  B-18
Description of Shares and Voting Rights...................................................  B-20
Financial Statements......................................................................  B-20


                                  THE COMPANY

     Vanguard/Windsor Funds, Inc. (the "Company") is an open-end, diversified, management investment company whose shares are currently offered in two separate series -- the Vanguard/Windsor Fund series and the Vanguard/Windsor II series. Each series in effect represents a separate mutual fund. Vanguard/Windsor Fund series has been offered under the name "Windsor Fund" since 1958. Shares of Vanguard/Windsor II were initially offered on June 24, 1985. Wellington Management Company has served as investment adviser to the Vanguard/Windsor Fund series since its inception. Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S"), Equinox Capital Management, Inc. ("Equinox"); and Tukman Capital Management, Inc. ("Tukman"), three separate and distinct investment counseling firms that have no affiliation with Wellington Management Company, nor with each other, serve as investment advisers to the Vanguard/Windsor II series. Additionally, The Vanguard Group, Inc., ("Vanguard") provides investment advisory services on an at-cost basis with respect to a portion of Vanguard/Windsor II's assets.

                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment objectives and policies set forth in each of the Company's Prospectuses.


     PORTFOLIO TURNOVER. While the rate of portfolio turnover is not a limiting factor when the investment adviser deems changes appropriate, it is anticipated that the annual portfolio turnover rate for each series will not normally exceed 100%. A rate of turnover of 100% could occur, for example, if all of the securities in a series' portfolio are replaced within a period of one year. The portfolio turnover rates for the Vanguard/ Windsor Fund series and the Vanguard/Windsor II series are set forth under "Financial Highlights," in Vanguard/Windsor Fund's and Vanguard/Windsor II's Prospectuses, respectively.

     REPURCHASE AGREEMENTS. Each series may invest in repurchase agreements with domestic banks, brokers or dealers, either for temporary defensive purposes due to market conditions, or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the series acquires a money market instrument (generally security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a domestic bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the series and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the series (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Company's custodian bank until repurchased. In addition, the Board of Directors will monitor the repurchase agreement transactions for each series generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Company. No more than an aggregate of 15% of a series assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and in securities subject to legal or contractual restrictions on resale for which there are no readily available market quotations. See "Illiquid Securities" on page B-3.


     The use of repurchase agreements involves certain risks. For example, if the seller of the securities under an agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the series may incur a loss upon disposition of them. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying securities are collateral for a loan by the series not within the control of the series and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the series may not be able to substantiate its interest in the underlying securities. While the Company's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.


     LENDING OF SECURITIES. Each series may lend its portfolio securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, each series attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the series. Each series may lend its portfolio securities to qualified brokers, dealers, domestic banks or other domestic financial institutions, so long as the terms, and the structure of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the series collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by a domestic bank or the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the series at any time and (d) the series receive reasonable interest on the loan (which many include the series' investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. A series will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the series' total assets. Loan arrangements made will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors.



     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors (Trustees). In addition, voting rights pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.


     FOREIGN INVESTMENTS. As indicated in the Prospectus, the Fund may include foreign securities to a certain extent. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.



     Country Risk As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.



     Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Portfolios' foreign securities will be somewhat greater than the expenses for the custodian arrangement for handling U.S. securities of equal value.



     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments.



     Currency Risk Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.



     ILLIQUID SECURITIES. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books. An illiquid security includes repurchase agreements which have a maturity of longer than seven days, securities which are illiquid by virtue of the absence of a readily available market, and demand instruments with a demand notice exceeding seven days. Illiquid securities may include securities that are not registered under the Securities Act of 1933 (the "1933 Act"); however, unregistered securities that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act will not be considered illiquid so long as it is determined by the Fund's advisor that an adequate trading market exists for the security.


     FUTURES CONTRACTS. Each series may enter into stock futures contracts, options, and options on futures contracts only for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each series expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in interest rates. Each series intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Company require that all of its futures transactions constitute bona fide hedging transactions. Each series will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, a series expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the series upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the exposure of the series' income to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While each series will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of portfolio securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. A series will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the series' total assets. In addition, a series will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the series' total assets. Assets committed to futures contracts or options will be held in a segregated account at the Fund's custodian bank.

     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a series would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a series has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a series may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge its portfolio. A series will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the series is subject to the risks of loss frequently associated with futures transactions. The series would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security and sold it after the decline.

     Utilization of futures transactions by the series does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a series could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a series of margin deposits in the event of bankruptcy of a broker with whom the series has an open position in a futures contract or related option. Additionally, investments in futures and options involve the risk that the investment adviser will incorrectly predict stock market and interest rate trends.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Each series is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a series may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The series may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the series.

     In order for a series to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived from the fund's business of investing in securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the series annual gross income. It is anticipated that any net gain realized from the closing of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the series may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the series' fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for the purpose of the 30% test.

     The series will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the series' fiscal year on futures transactions). Such distributions will be combined with distributions of capital gains realized on the series' other investments and shareholders will be advised on the nature of the payments.

                               PURCHASE OF SHARES

     The purchase price of shares of each series of the Company is the net asset value next determined after the order is received in Good Order, as defined in the Prospectus. The net asset value is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     Each series reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the series, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the series' shares.

                              REDEMPTION OF SHARES

     Each series may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"); (ii) during any period when an emergency exists, as defined by the rules of the Commission, as a result of which it is not reasonably practicable for the series to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the Commission may permit.

     The Company has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a series at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in readily marketable investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Company. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus for the appropriate series, and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     No charge is made by the Company for redemptions. Any redemption may be more or less than the shareholder's cost, depending on the market value of the series' portfolio securities.


     SIGNATURE GUARANTEES. To protect your account, the Company and Vanguard from fraud, signature guarantees are required for certain redemptions. A signature guarantee verifies the authenticity of your signature. Examples of situations in which signature guarantees are required are: (1) ALL REDEMPTIONS, REGARDLESS OF THE AMOUNT INVOLVED, WHEN THE PROCEEDS ARE TO BE PAID TO SOMEONE OTHER THAN THE REGISTERED ACCOUNT OWNER(S) AND/OR TO AN ADDRESS OTHER THAN THE ADDRESS OF RECORD; AND (2) SHARE TRANSFER REQUESTS. These requirements are not applicable to redemptions in Vanguard's prototype retirement plans, except in connection with: (1) distributions made when the proceeds are to be paid to someone other than the plan participant; (2) certain authorizations to effect exchanges by telephone; and (3) when proceeds are to be wired. These requirements may be waived by the Company in certain instances.


     Signature guarantees can be obtained from a bank, broker or any other guarantor that Vanguard deems acceptable. NOTARIES PUBLIC ARE NOT ACCEPTABLE GUARANTORS.

                             YIELD AND TOTAL RETURN


     The yield of Vanguard/Windsor Fund for the thirty-day period ended October 31, 1995 was +3.09%, and the yield for Vanguard/Windsor II for the same period was +3.16%.



     The average annual total returns for Vanguard/Windsor Fund for the one-, five- and ten-year periods ending October 31, 1995 were +17.80%, +20.51% and +13.93%, respectively. The average annual total returns for the one-, five- and ten-year periods for Vanguard/Windsor II were +23.08%, +18.24% and +14.64%, respectively. Total return is computed by determining the average compounded rates of return over the one-, five- and ten-year periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.


                             INVESTMENT LIMITATIONS

     Each series of the Company is subject to the following restrictions which may not be changed without the approval of at least a majority of the outstanding voting securities of that series. A series will not:

     1) with respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the series would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the total assets of the series would be invested in the securities of such issuer;

     2) invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets approved by the shareholders of the series or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. A series will invest only in investment companies which have investment objectives and investment policies consistent with those of that series;

     3) borrow money, except that a series may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the net assets of the series (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the net assets of the series, the series will not make any additional investments;

     4) purchase securities on margin, or sell securities short except that each series may invest in stock futures contracts, stock options and options on stock futures contracts to the extent that not more than 5% of a series' assets are required as deposit on a futures contract and not more than 20% of a series' assets are invested in futures contracts and options transactions at any time;

     5) purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including any investment in The Vanguard Group, Inc.);

     6) invest for the purpose of exercising control over management of any company;

     7) purchase or retain securities of any company in which those Officers and Directors of the Company and/or its investment advisers owning more than 1/2 of 1% of such securities, own in the aggregate more than 5% of such securities;

     8) make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements) which are either publicly distributed or customarily purchased by institutional investors, and
        (ii) as provided under "Lending of Securities" (See page B-2);

     9) purchase assessable securities;

   10) engage in the business of underwriting securities issued by other persons, except to the extent that the series may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;

   11) purchase real estate, commodities or commodity contracts except as described above in "(4)"; or


   12) invest more than 25% of the value of its total assets in any one industry.

     Notwithstanding these limitations, each series of the Company may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Company and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative or related services to the Company and other investment companies. See "Management of the Company".

     These investment limitations are considered at the time investment securities are purchased.


     Although not fundamental policies subject to shareholder vote, as long as the Company's shares are registered for sale in certain states, each series may not invest in put, call, straddle or spread options (except as described above in "(4)") or in interests in oil, gas or other mineral exploration or development programs. In addition, each series of the Company will not invest more than 15% of its assets, in the aggregate, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations, including repurchase agreements having maturities of more than 7 days.

                           MANAGEMENT OF THE COMPANY

OFFICERS AND DIRECTORS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for each Fund and choose its Officers. The following is a list of the Directors and Officers of the Funds and a statement of their present positions and principal occupations during the past five years. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.


JOHN C. BOGLE, Chairman and Director                 JOHN C. SAWHILL, Director
     Chairman and Director of The Vanguard                President and Chief Executive Officer, The
     Group, Inc., and each of the investment              Nature Conservancy; formerly, Director
     companies in The Vanguard Group;                     and Senior Partner, McKinsey & Co.;
     Director of The Mead Corporation and                 President, New York University; Director
     General Accident Insurance.                          of Pacific Gas and Electric Company and
                                                          NACCO Industries.
JOHN J. BRENNAN, President, Chief Executive
     Officer & Director*                             JAMES O. WELCH, JR., Director
     President, Chief Executive Officer and               Retired Chairman of Nabisco Brands, Inc. and
     Director of The Vanguard Group, Inc. and             retired Vice Chairman and Director of
     each of the investment companies in The              RJR Nabisco; Director of TECO Energy,
     Vanguard Group.                                      Inc.; and Director of Kmart Corporation.

BARBARA BARNES HAUPTFUHRER, Director                 J. LAWRENCE WILSON, Director
     Director of The Great Atlantic and                   Chairman and Chief Executive Officer, Rohm &
     Pacific Tea Company, Raytheon Company,               Haas Company; Director of Cummins Engine
     Knight- Ridder, Inc., Massachusetts                  Company; and Trustee of Vanderbilt
     Mutual Life Insurance Co., and ALCO                  University.
     Standard, Corp.; Trustee Emerita of
     Wellesley College.                              RAYMOND J. KLAPINSKY, Secretary*
                                                          Senior Vice President and Secretary of The
ROBERT E. CAWTHORN, Director                              Vanguard Group, Inc.; Secretary of each
     Chairman of Rhone-Poulenc Rorer, Inc.;               of the investment companies in The
     Director of Sun Company, Inc.                        Vanguard Group.

BRUCE K. MACLAURY, Director                          RICHARD F. HYLAND, Treasurer*
     President. The Brookings Institution;                Treasurer of The Vanguard Group, Inc. and of
     Director of American Express Bank, Ltd.,             each of the investment companies in The
     The St. Paul Companies, Inc. and Scott               Vanguard Group.
     Paper Co.
                                                     KAREN E. WEST, Controller*
BURTON G. MALKIEL, Director                               Vice President of The Vanguard Group, Inc.;
     Chemical Bank Chairman's Professor of                Controller of each of the investment
     Economics, Princeton University;                     companies in The Vanguard Group.
     Director of Prudential Insurance Co. of         ---------------------------------------------
     America, Amdahl Corporation, Baker
     Fentress & Co., The Jeffrey Co., and            *Officers of the Fund are "interested
     Southern New England Communications             persons" as defined in the Investment Company
     Company.                                        Act of 1940.

ALFRED M. RANKIN, JR., Director
     Chairman, President and Chief Executive
     Officer of NACCO Industries, Inc.;
     Director of The BFGoodrich Company, and
     The Standard Products Company.

THE VANGUARD GROUP

     The Company is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Company and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing and custodian fees.

     The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17 j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At October 31, 1995, Vanguard/Windsor Fund had contributed capital of $1,662,000 to Vanguard, representing 8.3% of Vanguard's capitalization and, at that time, Vanguard/Windsor II had contributed capital of $1,273,000 to Vanguard, representing 6.4% of Vanguard's capitalization. The Funds' Service Agreement provides for the following arrangement: (a) each Vanguard Fund may invest up to 0.40% of its current net assets in Vanguard and (b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's capitalization.



     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended October 31, 1995, Vanguard/Windsor Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $23,760,000 and Vanguard/ Windsor II's share of such costs of operation totaled approximately $20,622,000.


     DISTRIBUTION. Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 2/100 of 1% of its average month-end net assets. During the fiscal year ended October 31, 1995, Vanguard/Windsor Fund paid approximately $1,875,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of .02 of 1% of Vanguard/Windsor Fund's average net assets and Vanguard/Windsor II paid approximately $1,622,000 of such expenses which represented an effective annual rate of .02 of 1% of Vanguard/Windsor II's net assets.



     INVESTMENT ADVISORY SERVICES. Vanguard also provides investment advisory services to Vanguard Windsor II, Vanguard Money Market Reserves, Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard California Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard Index Trust, Vanguard Bond Index Fund, Vanguard International Equity Index Fund, Vanguard Balanced Index Fund, Vanguard Institutional Portfolios, Vanguard Admiral Funds, Vanguard Tax-Managed Fund, Aggressive Growth Portfolio of Vanguard Horizon Fund, Vanguard Institutional Index Fund, several Portfolios of Vanguard Variable Insurance Fund, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis by an investment management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.


REMUNERATION OF DIRECTORS AND OFFICERS

     The Company pays each Director who is not also an Officer an annual fee plus travel and other expenses incurred in attending Board meetings. The Company's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Company, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits.

     Under its Retirement Plan, Vanguard contributes annually an amount equal to 10% of each Officer's annual compensation plus 5.7% of that part of the Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under the Thrift Plan, all Officers are permitted to make pre-tax basic contributions in a maximum amount equal to 4% of total compensation. Vanguard matches the basic contributions on a 100% basis. Upon retirement, Directors who are not Officers are paid an annual fee based on the number of years of service on the Board, up to fifteen years of service. The fee is equal to $1,000 for each year of service and each investment company member of The Vanguard Group contributes a proportionate amount of this fee based on its relative net assets. This fee is paid, subsequent to a Director's retirement, for a period of ten years or until the death of a retired Director.

     The following table provides detailed information with respect to the amounts paid or accrued for the Directors, and the Officers of the Company for whom the Company's proportionate share of remuneration exceeded $60,000, for the fiscal year ended October 31, 1995 and for all Directors and Officers as a group:


                             VANGUARD/WINDSOR FUNDS
                               COMPENSATION TABLE


                                                    PENSION OR RETIREMENT
                                  AGGREGATE           BENEFITS ACCRUED           ESTIMATED           TOTAL COMPENSATION
                                 COMPENSATION            AS PART OF           ANNUAL BENEFITS      FROM ALL VANGUARD FUNDS
    NAMES OF DIRECTORS         FROM THE COMPANY       COMPANY EXPENSES        UPON RETIREMENT       PAID TO DIRECTORS(3)
---------------------------    ----------------     ---------------------     ----------------     -----------------------
John C. Bogle(1),(2)               $400,794                $ 4,410                      --                      --
John J. Brennan(2)                 $201,022                $ 4,410                      --                      --
Barbara Barnes Hauptfuhrer         $  8,538                $ 1,436                $ 15,000                 $60,000
Robert E. Cawthorn                 $  8,538                $ 1,196                $ 13,000                 $60,000
Bruce K. MacClaury                 $  9,257                $ 1,415                $ 12,000                 $55,000
Burton G. Malkiel                  $  8,538                $   957                $ 15,000                 $60,000
Alfred M. Rankin, Jr.              $  8,538                $   756                $ 15,000                 $60,000
John C. Sawhill                    $  8,538                $   897                $ 15,000                 $60,000
James O. Welch, Jr                 $  8,538                $ 1,104                $ 15,000                 $60,000
J. Lawrence Wilson                 $  8,538                $   798                $ 15,000                 $60,000



  NAMES OF OTHER OFFICERS
---------------------------
Raymond J. Klapinsky               $ 62,676                $ 4,410                      --                      --



(1) For the period reported in this table, Mr. Bogle was the Company's Chief Executive Officer and therefore an "Interested Director."

(2) As "Interested Directors", Messrs. Bogle and Brennan receive no compensation for their service as Directors. Compensation amounts reported for Messrs. Bogle and Brennan relate to their respective positions as Chief Executive Officer and President of the Company.

(3) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 34 Vanguard funds (27 in the case of Mr. MacClaury).



     For the fiscal year ended October 31, 1995, the aggregate remuneration paid by the Company to all Directors and Officers as a group was $730,682.


                          INVESTMENT ADVISORY SERVICES

VANGUARD/WINDSOR FUND


     The Company employs Wellington Management Company ("WMC") under an investment advisory agreement dated June 19, 1985 to manage the investment and reinvestment of the assets of Vanguard/Windsor Fund and to continuously review, supervise and administer Vanguard/Windsor Fund's investment program. WMC discharges its responsibilities subject to the control of the Officers and Directors of the Company. WMC is a Massachusetts general partnership controlled by the following general partners: Robert W. Doran, Duncan M. McFarland and John
R. Ryan.


     Vanguard/Windsor Fund pays WMC a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to Vanguard/Windsor Fund's average month-end net assets for the quarter.

                                      NET ASSETS                       ANNUAL RATE
                 ----------------------------------------------------  -----------
                 First $200 million..................................     0.350%
                 Next $250 million...................................     0.275%
                 Next $300 million...................................     0.200%
                 Over $750 million...................................     0.150%

     The basic fee paid to WMC may be increased or decreased by applying an adjustment formula based on Vanguard/Windsor Fund's investment performance. Such formula provides for an increase or decrease in the basic fee paid to WMC each quarter, depending upon Vanguard/Windsor Fund's investment performance for the thirty-six months preceding the end of the quarter relative to the investment record of the Standard and Poor's Composite Stock Price Index (the "S&P 500") for the same period. The schedule of incentive/penalty adjustments is set forth in the Vanguard/Windsor Fund Prospectus.

     For purposes of incentive/penalty adjustments, the investment performance of Vanguard/Windsor Fund for any period is expressed as a percentage of Vanguard/Windsor Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of: (i) the change in Vanguard/Windsor Fund's net asset value per share during the period; (ii) the value of Vanguard/Windsor Fund's cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during the period by Vanguard/Windsor Fund for undistributed realized long-term capital gains. The investment record of the S&P Index for any period is expressed as a percentage of the S&P Index level at the beginning of the period. This percentage is equal to the sum of (i) the change in the level of the S&P Index, during the period and (ii) the value, computed consistently with the S&P Index, of cash distributions having an ex-dividend date occurring within the period made by companies whose securities comprise the S&P Index.


     During the fiscal years ended October 31, 1993, 1994 and 1995 Vanguard/Windsor Fund paid the following advisory fees:



                                                           1993          1994          1995
                                                        -----------   -----------   -----------
    Basic Fee.........................................  $15,547,000   $17,236,000   $19,022,000
    Increase or Decrease for Performance
      Adjustment......................................    4,136,000     9,213,000     7,792,000
                                                        -----------   -----------   -----------
         Total........................................  $19,683,000   $26,449,000   $26,774,000
                                                        ===========   ===========   ===========


VANGUARD/WINDSOR II

     Vanguard/Windsor II employs a "multi-manager" approach utilizing four investment advisors.

BARROW, HANLEY, MEWHINNEY & STRAUSS


     Vanguard/Windsor II has entered into an investment advisory agreement dated May 1, 1993 with Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S") to manage a portion of the equity allocation of Vanguard/Windsor II (currently approximately 72%). Under this agreement, BHM&S manages the investment and reinvestment of the designated assets and continuously reviews, supervises and administers the investment program of Vanguard/Windsor II with respect to those assets. BHM&S discharges its responsibilities subject to the control of the Officers and Directors of the Company.


     BHM&S is a Texas corporation controlled by the following officers of BHM&S:
James Pindy Barrow, Vice President; Bryant Miller Hanley, Jr., President; Michael Christopher Mewhinney, Vice President and John Luke Strauss, Vice President, Secretary and Treasurer.

     Vanguard/Windsor II pays BHM&S a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of Vanguard/Windsor II managed by BHM&S for the quarter:

                                      NET ASSETS                       ANNUAL RATE
                 ----------------------------------------------------  -----------
                 First $200 million..................................     0.300%
                 Next $300 million...................................     0.200%
                 Next $500 million...................................     0.150%
                 Over $1 billion.....................................     0.125%

     Effective with the quarter ending April 30, 1996, the basic fee paid to BHM&S will be increased or decreased by applying an adjustment formula based on the investment performance of the assets of Vanguard/Windsor II managed by BHM&S (the "BHM&S Portfolio"). Such formula provides for an increase or decrease in the basic fee paid to BHM&S each quarter, depending upon the BHM&S Portfolio's investment performance for the thirty-six months preceding the end of the quarter relative to the investment record of the Standard & Poor's/BARRA Value Index (the "BARRA Value Index"). The schedule of incentive/penalty adjustments is set forth on the Vanguard/Windsor II Prospectus.

     Until the quarter ending April 30, 1996, the incentive/penalty fee will be calculated according to the following transition rules:

     (a) For the period May 1, 1993 to January 31, 1994 the incentive/penalty fee was not operable. During this period, Vanguard/Windsor II paid BHM&S the basic advisory fee set forth above.

     (b) Beginning with the quarter ending April 30, 1994, the incentive/penalty fee has been calculated based on a comparison of the investment performance of the BHM&S Portfolio and that of the BARRA Value Index over the number of months elapsed between May 1, 1993 and the end of the quarter for which the fee is being computed. The number of percentage points by which the investment performance of the BHM&S Portfolio must exceed or fall below that of the BARRA Value Index will increase proportionately from 3 percentage points and 2 percentage points, respectively, for the twelve months ended April 30, 1994 to 9 percentage points and 6 percentage points, respectively for the thirty-six months ended April 30, 1996.

     The BARRA Value Index includes stocks in the Standard and Poor's 500 Composite Stock Price Index with lower than average ratios of market price to book value. These types of stocks are often referred to as "value" stocks.

     The investment performance of the BHM&S Portfolio for any period is expressed as a percentage of the "BHM&S Portfolio Unit Value" at the beginning of such period. This percentage is equal to the sum of: (i) the change in the BHM&S Portfolio Unit Value during such period; (ii) the unit value of the Fund's cash distributions from the BHM&S Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard/Windsor II for undistributed realized long-term capital gains realized from the BHM&S Portfolio.

     The "BHM&S Portfolio Unit Value" will be determined by dividing the total net assets of the BHM&S Portfolio by a given number of units. On the initial date of the agreement, the number of units in the BHM&S Portfolio was equal to the total shares outstanding of Vanguard/Windsor II. After such initial date, as assets are added to or withdrawn from the BHM&S Portfolio, the number of units of the BHM&S Portfolio will be adjusted based on the unit value of the BHM&S Portfolio on the day such changes are executed.

     The investment record of the BARRA Value Index is calculated quarterly by
(i) multiplying the total return for the quarter (change in market price plus dividends) of each stock included in the BARRA Value Index by its weighting in the BARRA Value Index at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the BARRA Value Index will be the compounded quarterly returns of the BARRA Value Index.


     During the fiscal years ended October 31, 1993, 1994 and 1995, Vanguard/Windsor II paid advisory fees to BHM&S of approximately $6,488,000, $7,518,000 and $8,514,842, respectively.



OTHER ADVISERS



     On November 1, 1991, Vanguard/Windsor II added Equinox Capital Management ("Equinox") and Tukman Capital Management ("Tukman") to manage the investment and reinvestment of a portion of its equity allocation (approximately 10% each). Additionally, Vanguard's Core Management Group was added to manage approximately 8% of the Vanguard/Windsor II's equity allocation. Equinox, Tukman and Vanguard's Core Management Group discharge their respective responsibilities subject to the control of the Directors and Officers of the Fund.


EQUINOX

     Equinox is a Delaware corporation controlled by the following officers of
Equinox: Ronald J. Ulrich (Director and President), Edward E. Murphy (Principal), Wendy D. Lee (Managing Director), David E. Walker (Vice President) and Laura Starr (Vice President).

     Under the terms of an investment advisory agreement dated November 1, 1991, Vanguard/Windsor II pays Equinox a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the portion of Vanguard/Windsor II's average month-end net assets managed by Equinox for the quarter.

                                      NET ASSETS                       ANNUAL RATE
                 ----------------------------------------------------  -----------
                 First $100 million..................................     0.300%
                 Next $300 million...................................     0.200%
                 Over $400 million...................................     0.150%

     The basic fee paid to Equinox may be increased or decreased by applying an adjustment formula based on the investment performance of the portion of Vanguard/Windsor II's assets managed by Equinox (the "Equinox Portfolio") relative to the investment record of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Such formula provides for an increase or decrease in the basic fee paid to Equinox each quarter, depending upon the Equinox Portfolio's investment performance for the thirty-six months preceding the end of the quarter. The schedule of incentive/penalty fee adjustments is set forth in the Vanguard/ Windsor II Prospectus.


     The investment performance of the Equinox Portfolio for any period is expressed as a percentage of the "Equinox Portfolio Unit Value" at the beginning of such period. This percentage is equal to the sum of: (i) the change in the Equinox Portfolio Unit Value during such period; (ii) the unit value of the Vanguard/Windsor II's cash distributions from the Equinox Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard/Windsor II for undistributed realized long-term capital gains realized from the Equinox Portfolio.


     The "Equinox Portfolio Unit Value" will be determined by dividing the total net assets of the Equinox Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Equinox Portfolio was equal to the total shares outstanding of Vanguard/Windsor II. After such initial date, as assets are added to or withdrawn from the Equinox Portfolio, the number of units of the Equinox Portfolio will be adjusted based on the unit value of the Equinox Portfolio on the day such changes are executed.

     The investment record of the S&P 500 will be calculated quarterly by (i) multiplying the total return for the quarter (change in the market price plus dividends) of each stock included in the S&P 500 by its weighting in the S&P 500 at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the S&P 500 will be the compounded quarterly returns of the S&P too.


     During the fiscal years ended October 31, 1993, 1994 and 1995, Vanguard/Windsor II paid advisory fees to Equinox of approximately $1,171,000, $1,424,000 and $1,681,435, respectively.


TUKMAN

     Tukman is a Maryland corporation controlled by the following officers of
Tukman: Melvin T. Tukman, President and Director, and Daniel L. Grossman, Vice President.

     Under the terms of an investment advisory agreement dated November 1, 1991, the Fund pays Tukman a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the portion of the Vanguard/Windsor II's assets managed by Tukman:

                                      NET ASSETS                       ANNUAL RATE
                 ----------------------------------------------------  -----------
                 First $25 million...................................     0.400%
                 Next $125 million...................................     0.350%
                 Next $350 million...................................     0.250%
                 Next $500 million...................................     0.200%
                 Over $1 billion.....................................     0.150%

     The basic fee paid to Tukman may be increased or decreased by applying an adjustment formula based on the investment performance of the portion of Vanguard/Windsor II's assets managed by Tukman (the "Tukman Portfolio") relative to the investment record of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Such formula provides for an increase or decrease in the basic fee paid to Tukman each quarter, depending upon the Tukman Portfolio's investment performance for the thirty-six months preceding the end of the quarter. The schedule of incentive/penalty fee adjustments is set forth in the Vanguard/ Windsor II Prospectus.


     The investment performance of the Tukman Portfolio for any period is expressed as a percentage of the "Tukman Portfolio Unit Value" at the beginning of such period. The percentage is equal to the sum of: (i) the change in the Tukman Portfolio Unit Value during such period; (ii) the unit value of Vanguard/Windsor II's cash distributions from the Tukman Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard/Windsor II for undistributed realized long-term capital gains realized from the Tukman Portfolio.


     The "Tukman Portfolio Unit Value" will be determined by dividing the total net assets of the Tukman Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Tukman Portfolio was equal to the total shares outstanding of Vanguard/Windsor II. After such initial date, as assets are added to or withdrawn from the Tukman Portfolio, the number of units of the Tukman Portfolio will be adjusted based on the unit value of the Tukman Portfolio on the day such changes are executed.

     The investment record of the S&P 500 will be calculated quarterly by (i) multiplying the total return for the quarter (change in market price plus dividends) of each stock included in the S&P 500 by its weighting in the S&P 500 at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the S&P 500 will be the compounded quarterly returns of the S&P 500.


     During the fiscal years ended October 31, 1993, 1994 and 1995, Vanguard/Windsor II paid advisory fees to Tukman of approximately $1,503,000, $1,825,000 and $2,184,838, respectively.


VANGUARD'S CORE MANAGEMENT GROUP


     Since November 1, 1991, Vanguard's Core Management Group has provided investment advisory services on an at-cost basis with respect to a portion of the Vanguard/Windsor II's equity allocation (currently approximately 8%). The Core Management Group also provides investment advisory services to several Vanguard Funds, including Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard Horizon Fund, Vanguard International Equity Index Fund, Vanguard Institutional Index Fund, several indexed separate accounts as well as a portion of Vanguard/Morgan Growth Fund's assets. The quantitative approach used by Vanguard's Core Management Department is designed to generate highly predictable results relative to a benchmark of large and medium capitalization "value" stocks. A portfolio is constructed from attractively priced "value" stocks using an optimizer to assure that the characteristics of the portfolio are similar to that of the benchmark. The Core Management Group is supervised by the Officers of the Fund.


DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS


     Vanguard/Windsor Fund's present agreement with WMC continues in effect until May 31, 1996. Vanguard/Windsor II's present agreements with BHM&S, Equinox and Tukman continue in effect until April 30, 1996, October 31, 1996 and October 31, 1996, respectively. Each agreement is renewable for successive one-year periods if specifically approved by a vote of the Company's Board of Directors at a meeting called for the purpose of considering such approval. The Board's approval must include the affirmative votes of a majority of the Directors who are neither parties to the contract or "interested persons" of such parties (as defined in the Investment Company Act of 1940). In addition, the question of continuing an investment advisory agreement may be presented to shareholders. In such an event, the agreement would be continued only if approved by the affirmative vote of a majority of the outstanding shares of the Fund to which the agreement related.

     Each investment advisory agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by majority vote of either the Board of Directors or the Fund's outstanding shares upon 60 days' written notice to the adviser, or (2) by the adviser upon 90 days' written notice to the Fund.

     The Company's Board of Directors may, without the approval of shareholders, provide for:

     (A) The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser;

     (B) A change in the terms of an advisory agreement; or

     (C) The continued employment of an existing adviser, on the same advisory contract terms, where a contract has been assigned because of a change in control of the adviser.

     Any such change will be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.

MORE INFORMATION ON ADVISERS' INCENTIVE/PENALTY FEES

     In April 1972, the Securities and Exchange Commission ("SEC") issued Release No. 7113 under the Investment Company Act of 1940 to call the attention of directors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a 'rule of thumb' the performance difference should be at least 10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made." The Release concludes that the directors of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered significant." The Board of Directors has fully considered the SEC Release and believes that the performance adjustments as included in the agreements with WMC, BHM&S, Equinox and Tukman are entirely appropriate although not within the 10 percentage points per year range suggested in the Release. Under the Funds investment advisory agreements, the maximum performance adjustments are made at a difference of 12 and 9 percentage points from the performance of the respective index over a thirty-six month period, which would effectively be the equivalent of approximately 4 and 3 percentage points difference per year.

                             PORTFOLIO TRANSACTIONS

     WMC, BHM&S, Equinox, Tukman and Vanguard are authorized to (with the approval of the Board of Directors) select the brokers or dealers that will execute the purchases and sales of portfolio securities for the respective series of the Company. The investment advisory agreements direct the advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions. Each investment adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, each investment adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the series and/or the investment adviser. Each investment adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Board of Directors, each investment adviser may cause the series to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the adviser to the Company and the other Funds in the Group.

     Currently, it is the Company's policy that each investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of the series. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to investment adviser and/or the Company. However, the investment advisers have informed the Company that they will not pay higher commission rates specifically for the purpose of obtaining research services.

     Since the Company does not market its shares through intermediary brokers or dealers, it is not the Company's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Company may place portfolio orders with qualified broker-dealers who recommend shares of the Company to other clients, or who act as agent in the purchase of the Company's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of the Company's shares by a broker or dealer in selecting among qualified broker-dealers.


     During the fiscal years ended October 31, 1993, 1994 and 1995 the Company paid $14,909,648, $14,906,748 and $17,775,409 in brokerage commissions, respectively.


     Some securities considered for investment by a series of the Company may also be appropriate for the other series and for other Funds and/or clients served by the investment adviser. If purchase or sale of securities consistent with the investment policies of the series and one or more of these other Funds or clients served by the investment adviser are considered at or about the same time, transactions in such securities will be allocated among the several Funds and clients in a manner deemed equitable by the investment adviser.

                              PERFORMANCE MEASURES


     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.


     Each of the investment company members of the Vanguard Group, including Vanguard/Windsor Fund and Vanguard/Windsor II, may from time to time use one or more of the following unmanaged indices for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

STANDARD AND POOR'S/BARRA VALUE INDEX -- consists of the stocks in the Standard and Poor's 500 Composite Stock Price Index ("S&P 500") with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.


STANDARD AND POOR'S/BARRA GROWTH INDEX --



WILSHIRE 5000 EQUITY INDEX -- consists of more than 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.


GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 67 bonds and 33 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.


SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND -- consists of over 4,500 U.S. Treasury Agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.


LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.


BOND BUYER MUNICIPAL INDEX (20 YEAR) BOND -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield for four high-grade, noncallable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.


COMPOSITE INDEX -- 35% Standard & Poor's 500 Index and 65% Lehman Long-Term Corporate Bond Index.


COMPOSITE INDEX -- 65% Standard & Poor's 500 Index, 35% Salomon Brothers High Grade Bond Index.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.



LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.



LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.



LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.



LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.


                    DESCRIPTION OF SHARES AND VOTING RIGHTS


     The Company was originally organized as a corporation in 1959. On January 2, 1985, the Company was reorganized into a Pennsylvania business trust which was created solely for that purpose. The Company was reorganized as a Maryland corporation on December 30, 1985. The Amended and Restated Articles of Incorporation permit the Directors to issue 2,200,000,000 shares of common stock, with one cent par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Company is offering shares of two series.


     The shares of each series are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each series have no pre-emptive rights. Such shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Company. On any matter submitted to a vote of shareholders, all shares of the Company then issued and outstanding and entitled to vote, irrespective of the series, shall be voted in the aggregate and not by series except; (i) when required by the Investment Company Act of 1940, shares shall be voted by individual series; and (ii) when the matter does not affect any interest of a particular series, then only shareholders of the affected series shall be entitled to vote thereon.

                              FINANCIAL STATEMENTS


     The Funds' Financial Statements for the year ended October 31, 1995, including the financial highlights for each of the five fiscal years in the period ended October 31, 1995, appearing in the Vanguard/Windsor Fund and Vanguard/Windsor II 1995 Annual Reports to Shareholders, and the reports thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Funds' 1995 Annual Reports to Shareholders are enclosed with this Statement of Additional Information. For a more complete discussion of a Fund's performance, please see the Fund's 1995 Annual Report to Shareholders, which may be obtained without charge.

                                     PART C

                          VANGUARD/WINDSOR FUNDS, INC.
                       (FORMERLY THE WINDSOR FUNDS, INC.)

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
     (a) FINANCIAL STATEMENTS


     The Registrant's audited financial statements for the year ended October 31, 1995, including Price Waterhouse LLP's reports thereon, are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1995 Annual Reports which have been filed with the Commission as Exhibits to this Registration Statement. The financial statements included in each of the Annual Reports are:



     1. Statement of Net Assets as of October 31, 1995.


     2. Statement of Operations for the year ended October 31, 1995.


     3. Statement of Changes in Net Assets for the years ended October 31, 1994 and October 31, 1995.


     4. Financial Highlights for each of the five years in the period ended October 31, 1995.

     5. Notes to Financial Statements.
     6. Report of Independent Accountants.

     (b) EXHIBITS

     1. Articles of Incorporation
     2. By-Laws of Registrant
     3. Not Applicable
     4. Not Applicable
     5. Not Applicable
     6. Not Applicable
     7. Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
     8. Form of Custody Agreement
     9. Form of Vanguard Service Agreement
   10. Opinion of Counsel
   11. Consent of Independent Accountants*
   12. Financial Statements -- reference is made to (a) above
   13. Not Applicable
   14. Not Applicable
   15. Not Applicable
   16. Schedule for Computation of Performance Quotations*
   27. Financial Data Schedule*
---------------
* Filed herewith

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Registrant is not controlled by or under common control with any person. The officers of the Registrant and the other investment companies in The Vanguard Group of Investment Companies are identical. In addition, the officers of the Registrant are also officers of the Vanguard Group, Inc. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and "Management of the Fund" in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     As of October 31, 1995 the number of shareholders of each Series of Common Stock ($.01 par value) was as follows:



Vanguard/Windsor Fund Series...........................................................   413,596
Vanguard/Windsor II Series.............................................................   414,337


ITEM 27. INDEMNIFICATION

     Reference is made to Article XI of Registrant's Articles of Incorporation.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


     Wellington Management Company is a Massachusetts general partnership of which the following persons are managing partners: Robert W. Doran, Duncan McFarland and John R. Ryan.


     Listed below are the names of, and office held by, each director and principal officer of Barrow, Hanley, Mewhinney & Strauss, Inc., investment adviser to the Vanguard/Windsor II Series. The business address of each such director and officer is 200 Crescent Ct., 19th Floor, Dallas, Texas 75201. No officer or director of Barrow, Hanley, Mewhinney & Strauss, Inc. has any other affiliation with the Registrant.

                        NAME                                      POSITION
                       -----                                      -------
    James Purdy Barrow                          Vice President
    Bryant Miller Hanley, Jr.                   President
    Michael Christopher Mewhinney               Vice President
    John Luke Strauss                           Vice President, Secretary and Treasurer
    John Stevens Williams                       Vice President

     Listed below are the names and offices held by each principal officer of Equinox Capital Management, Inc., 399 Park Ave., 28th Floor, New York, NY 10022.

                        NAME                                      POSITION
                       -----                                      -------
    Ronald J. Ulrich                            President & Director
    Edward E. Murphy                            Principal
    David E. Walker                             Vice President
    Wendy D. Lee                                Managing Director
    Laura Starr                                 Vice President

     Listed below are the names and offices held by each principal officer of Tukman Capital Management, Inc., 60 East Sir Francis Drake Boulevard, Larkspur, California 94939:

                        NAME                                      POSITION
                       -----                                      -------
    Melvin T. Tukman                            President & Director
    Daniel L. Grossman                          Vice President

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) None

     (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other document required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent. The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, State Street Bank & Trust Company, Boston, Mass.

ITEM 31. MANAGEMENT SERVICES

     Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of the Company," the Registrant is not a party of any management-related service contract.

ITEM 32. UNDERTAKINGS

     Registrant hereby undertakes to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of directors and to assist in shareholder communications in such matters, to the extent required by law.

     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 21st day of February 1996.


                                       VANGUARD/WINDSOR FUNDS, INC.

                                       BY:        RAYMOND J. KLAPINSKY
                                          -----------------------------------
                                                 (Raymond J. Klapinsky)

                                                    John J. Brennan*,


                                          President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


                 SIGNATURES                                TITLE                    DATE
---------------------------------------------    -------------------------    -----------------
         BY:     RAYMOND J. KLAPINSKY            Chairman of the Board and    February 21, 1996
            ------------------------------       Director
                (Raymond J. Klapinsky)
                   John C. Bogle*

         BY:     RAYMOND J. KLAPINSKY            President, Chief             February 21, 1996
            ------------------------------       Executive Officer and
                (Raymond J. Klapinsky)           Director
                   John J. Brennan*

         BY:     RAYMOND J. KLAPINSKY            Director                     February 21, 1996
            ------------------------------
                (Raymond J. Klapinsky)
                  Robert E. Cawthorn*

         BY:     RAYMOND J. KLAPINSKY            Director                     February 21, 1996
            ------------------------------
                (Raymond J. Klapinsky)
                Barbara B. Hauptfuhrer*

         BY:     RAYMOND J. KLAPINSKY            Director                     February 21, 1996
            ------------------------------
                (Raymond J. Klapinsky)
                  Burton G. Malkiel*

         BY:     RAYMOND J. KLAPINSKY            Director                     February 21, 1996
            ------------------------------
                (Raymond J. Klapinsky)
                Alfred M. Rankin, Jr.*

         BY:     RAYMOND J. KLAPINSKY            Director                     February 21, 1996
            ------------------------------
                (Raymond J. Klapinsky)
                   John C. Sawhill*

         BY:     RAYMOND J. KLAPINSKY            Director                     February 21, 1996
            ------------------------------
                (Raymond J. Klapinsky)
                  Bruce K. MacLaury*

         BY:     RAYMOND J. KLAPINSKY            Director                     February 21, 1996
            ------------------------------
                (Raymond J. Klapinsky)
                 James O. Welch, Jr.*

         BY:     RAYMOND J. KLAPINSKY            Director                     February 21, 1996
            ------------------------------
                (Raymond J. Klapinsky)
                 J. Lawrence Wilson*

         BY:     RAYMOND J. KLAPINSKY            Treasurer and Principal      February 21, 1996
            ------------------------------       Financial Officer and
                (Raymond J. Klapinsky)           Accounting Officer
                  Richard F. Hyland*


* By Power of Attorney. See 1933 Act File No. 2-14336, January 23, 1990. Incorporated by Reference.

                               INDEX TO EXHIBITS

Consent of Independent Accountants...................................................  EX-99-B11
Schedule for Computation of Performance Quotations...................................  EX-99-B16
Financial Data Schedule..............................................................  EX-27